             [NATIONWIDE ADVISORY SERVICES, INC. LOGO]

                        SEMI-ANNUAL REPORT
                        ------------------


                          APRIL 30, 1997
                          --------------



                                     NATIONWIDE(R) FAMILY OF FUNDS
                                     -----------------------------

                                     NATIONWIDE(R) GROWTH FUND
                                     NATIONWIDE(R) FUND
                                     NATIONWIDE(R) BOND FUND
                                     NATIONWIDE(R) TAX-FREE INCOME FUND
                                     NATIONWIDE(R) U.S. GOVERNMENT INCOME FUND
                                     NATIONWIDE(R) MONEY MARKET FUND

                                    Contents

Chairman's Letter........................................................      3
Nationwide(R) Growth Fund................................................  4 - 7
Nationwide(R) Fund....................................................... 8 - 11
Nationwide(R) Bond Fund..................................................12 - 15
Nationwide(R) Tax-Free Income Fund.......................................16 - 21
Nationwide(R) U.S. Government Income Fund................................22 - 24
Nationwide(R) Money Market Fund..........................................25 - 29
Financial Statements.....................................................30 - 33
Financial Highlights.....................................................34 - 36
Notes to Financial Statements............................................37 - 38
Nationwide(R) Family of Funds Trustees and Officers......................     39

This report is for the information of shareholders of the Nationwide Family of Funds. It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

Nationwide(R) and [NATIONWIDE LOGO] are registered Federal Service marks of
                  Nationwide Mutual Insurance Company.

                              To Our Shareholders
LOGO

     A combination of low inflation, strong employment levels and consistent consumer spending have continued the bull run on Wall Street. The American economy is currently running at full capacity, and most consumers are optimistic about their financial futures. This state of economic confidence has enabled the political leadership in Washington to move forward with a balanced budget proposal. Even without such a measure, it is estimated that the federal budget deficit will drop to $75 billion this year, its lowest level in six years.

     The financial markets have been buoyed by these events, and many analysts now believe the economy can continue to reach new heights without triggering the brakes of inflation.

     Economic growth jumped 5.6% in the first quarter on an annualized basis fueled by a large inventory build-up, warm weather and the biggest surge in consumer spending in nearly 10 years. At the same time, inflation was just 2.2%, down from 2.6% during the fourth quarter of 1996. While few analysts expect this level of growth to continue throughout the year, Gross Domestic Product (GDP) rates for the second quarter are expected in the 2-3% range.

     For the six-months ended April 30, 1997, the Nationwide(R) Growth Fund gained 10.9% and the Nationwide(R) Fund increased 16.2%. Total return of the S&P 500 for the same period was 14.7%.

     Returns on long-term taxable bonds also were strong. For the six-months ended April 30, 1997, the Nationwide(R) Bond Fund returned .9% as compared to
 .2% for its benchmark index, the Lehman Brothers Long-Term Government/Corporate Index. For the six-month period, the Nationwide(R) U.S. Government Income Fund returned 1.6% compared to 1.4% for its benchmark index, the Merrill Lynch Government Master Index.

     For the six-months ended April 30, 1997, the Nationwide(R) Tax-Free Income Fund total return was 1.6% compared to 2.0% for its benchmark index, the Lehman Brothers Municipal Bond Index.

     The Money Market Fund continues to post consistent yields. Total return for the Fund was 2.4% for the six-months ended April 30, 1997, with a 30-day current yield of 4.9% as of that date. This compares favorably to the Consumer Price Index total return of 1.1% for the six-months ended April 30, 1997.

     The Nationwide(R) Fund was highlighted in the May issue of Money magazine as one of only seven stock funds that has posted profits each of the last 10 years. Overall, the Nationwide(R) Fund has had 19 years of positive performance, 12 of those under the current portfolio manager, Charles S. Bath.

     On the following pages, you can read the comments of your funds' portfolio managers which describe in detail important factors which explain each fund's performance and unique characteristics.

     As always, you are welcome to call 1-800-848-0920 with any suggestions or comments that you might have, or call 1-800-637-0012 to be connected to NAS NOW, our 24-hour automated voice response system.

DIMON R. MCFERSON, CHAIRMAN
JUNE, 1997
                MESSAGE TO SHAREHOLDERS:

                     The early months of 1997 will be remembered as an exciting one for investors and for our shareholders. The Dow Jones Industrial Average (DJIA) set records early on, breaking the 7000 barrier on March 12, 1997, then suffered a brief market correction before rebounding to close at 7008.9 on April 30, 1997, an increase of 16% from the October 31, 1996, close.

  Nationwide(R) Family of Funds

                           Nationwide(R) Growth Fund

                             Management Discussion
                              of Fund Performance

For the six-month period ended April 30, 1997, the Nationwide(R) Growth Fund provided a total return of 10.9%, excluding sales charges, as compared to a 14.7% total return for the S&P 500 Index.

Performance for this half of the fiscal year has continued to lag the S&P 500 Index. However, since the beginning of 1997 the Growth Fund has begun to improve in its Morningstar peer group comparisons. This is mainly due to the Fund's reduced exposure in the technology area, as outlined in the last report. During the first quarter the technology sector was very weak, and having a lower weighting there has helped comparisons. In addition, sectors such as energy and financial, where we had previously focused our buying and built up asset weightings, performed reasonably well and helped results. Even so, the market continues to react violently to even mildly negative news, and we held several stocks that were "taken out and shot" during the period, even though we continue to like their long term prospects. These included Columbia/HCA Healthcare, Archer Daniels Midland, Electronic Data Systems, and 360 degrees Communications, all of which are large positions, and held back overall results.
The weakness in technology, especially during the last half of March and continuing through mid-April, began to spill over into growth stocks in general. This created some very attractive opportunities to add to the Fund's holdings in growth stocks, and at the same time, reduce the exposure to some of the more value-oriented holdings. As a result of this, we have, as of this writing, added three new names to the Fund: Boston Scientific, Conseco and WorldCom, Inc. We have also added to our holdings of 360 degrees Communications, CUC International, Electronic Data Systems, First Data Corp., Monsanto, and Smart & Final. At the same time we have eliminated or reduced positions in AT&T, Bear Stearns, Chubb, Grand Metropolitan, Loctite, MCI Corp., Morgan Stanley, Seagram, Silicon Valley Bancshares, and Standard Financial. With the exceptions of AT&T and Silicon Valley, which also had fundamental issues, the sales were made simply on the basis of greater long-term potential in the stocks being purchased.

To the extent the market continues to give us opportunities to buy quality growth stocks at attractive prices, we will take advantage of them, and sell stocks with a less attractive combination of valuation and growth potential.

JOHN M. SCHAFFNER, MBA, CFA
PORTFOLIO MANAGER

                               Top Five Holdings

                                    VALUE         %
-----------------------------------------------------
Equitable Companies, Inc.        $28,928,250     4.2%
Allstate Corp.                    26,200,000     3.8%
First Data Corp.                  24,150,000     3.5%
Merrill Lynch & Co., Inc.         23,812,500     3.4%
Mobil Corp.                       23,400,000     3.4%

                                Fund Performance
                          $10,000 Lump Sum Investment

  Measurement Period       Total net     Acquired by
 (Fiscal Year Covered)    Asset Value    Investments
1988                              8496           1768
1989                              9268           2592
1990                              8599           3130
1991                              8928           4566
1992                             10535           5890
1993                             10648           6608
1994                             11153           7590
1995                             12327           9215
1996                             13532          12874
1997                             14170          15720

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1988                                      8496            1768
1989                                      9268            2592
1990                                      8599            3130
1991                                      8928            4566
1992                                     10535            5890
1993                                     10648            6608
1994                                     11153            7590
1995                                     12327            9215
1996                                     13532           12874
1997                                     14170           15720

The value of a long-term investment in the Growth Fund is illustrated in the chart above. Over a 10-year period ended April 30, 1997, an investment of $10,000 would have earned an average annual compound total return of 11.6%, not including sales charge. The chart above illustrates the growth of this investment to $29,890.

                     Average Annual (Compound) Total Return

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1             13.2%          16.2%           6.6%
-----------------------------------------------------------------------
             5             12.7%          15.3%          11.3%
-----------------------------------------------------------------------
            10             11.6%          13.3%          10.2%
-----------------------------------------------------------------------
            15             16.2%          14.1%          15.9%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Growth Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  Nationwide(R) Family of Funds
                             Growth Fund Highlights

- Despite the market's "dips" in the last six months, it rebounded and surpassed the 7000 mark. Investors who did not try to time the market by selling their shares when the market dropped were rewarded with a 10.9% total return, excluding sales charges, for the six-month period ended April 30, 1997. Time, not timing, is the secret to successful investing.

- The Nationwide(R) Growth Fund focuses on investing in companies whose businesses have clearly visible, well-defined potential to grow long term at above-average rates. The Fund looks for these companies to have both management and financial resources capable of taking full advantage of favorable business opportunities to realize growth potential.

- The Fund practices a "buy and hold" strategy -- it does not try to time the market. This strategy focuses on growth over time and means that investors may not miss out on the growth in the market.

                            Statement of Investments
                           Nationwide(R) Growth Fund
                                                      April 30, 1997 (Unaudited)

 ---------------------------------------------------------------
  Shares                    Security                    Value
 ---------------------------------------------------------------
              COMMON STOCK (94.8%)
              Airlines (0.4%)
    199,000   SkyWest, Inc. ......................   $  2,537,250
                                                     ------------
              Auto Industry (1.4%)
    300,000   Genuine Parts Co. ..................      9,712,500
                                                     ------------
              Business Services (4.4%)
    251,800   Cognizant Corp. ....................      8,214,975
    157,200   Insurance Auto Auctions, Inc.*......      1,041,450
    300,000   Manpower, Inc. .....................     12,037,500
    531,150   Olsten Corp. .......................      9,361,519
                                                     ------------
                                                       30,655,444
                                                     ------------
              Cable (2.2%)
    600,000   Comcast Corp., Class A..............      9,525,000
    325,000   U.S. West Media Group*..............      5,606,250
                                                     ------------
                                                       15,131,250
                                                     ------------
              Chemicals (2.6%)
    250,000   Monsanto Co. .......................     10,687,500
    244,000   Sigma-Aldrich Corp. ................      7,320,000
                                                     ------------
                                                       18,007,500
                                                     ------------
              Computer Equipment (6.7%)
    286,300   EMC Corp.*..........................     10,414,162
    325,000   Hewlett-Packard Co. ................     17,062,500
    120,000   International Business Machines
              Corp. ..............................     19,290,000
                                                     ------------
                                                       46,766,662
                                                     ------------
              Computer Software & Services (7.2%)
    200,000   Automatic Data Processing, Inc. ....      9,050,000
    500,000   Electronic Data Systems Corp. ......     16,687,500
    700,000   First Data Corp. ...................     24,150,000
                                                     ------------
                                                       49,887,500
                                                     ------------
              Conglomerates (1.6%)
    160,000   Honeywell, Inc. ....................     11,300,000
                                                     ------------
              Consumer Goods (1.5%)
    300,000   Newell Co. .........................     10,500,000
                                                     ------------
              Distribution (1.6%)
    328,125   Bergen Brunswig Corp., Class A......     11,197,266
                                                     ------------
              Drugs (8.1%)
    419,200   Allergan, Inc. .....................     11,213,600
    325,000   Glaxo Wellcome, PLC ADR.............     12,796,875
    160,000   Schering-Plough Corp. ..............     12,800,000
    200,000   Warner-Lambert Co. .................     19,600,000
                                                     ------------
                                                       56,410,475
                                                     ------------
              Electronics (2.0%)
    146,484   Molex, Inc. ........................      4,540,996
    238,573   Molex, Inc., Class A................      6,918,603
    189,000   Woodhead Industries, Inc. ..........      2,835,000
                                                     ------------
                                                       14,294,599
                                                     ------------
              Financial (14.7%)
    400,000   Allstate Corp. .....................     26,200,000
     67,500   American International Group,
              Inc. ...............................      8,673,750
     50,000   Chubb Corp. ........................      2,887,500
    186,500   Conseco, Inc. ......................      7,716,437
    989,000   Equitable Companies, Inc. ..........     28,928,250
    486,202   Gainsco, Inc. ......................      4,254,267
    250,000   Merrill Lynch & Co., Inc. ..........     23,812,500
                                                     ------------
                                                      102,472,704
                                                     ------------

 ---------------------------------------------------------------
  Shares                    Security                    Value
 ---------------------------------------------------------------
              Food & Beverage (2.4%)
  2,000,000   Grand Metropolitan PLC..............   $ 16,712,600
                                                     ------------
              Food-Grain & Agriculture (2.7%)
  1,034,271   Archer Daniels Midland Co. .........     19,004,730
                                                     ------------
              Healthcare Services (4.0%)
    415,000   Apria Healthcare Group, Inc.*.......      7,003,125
    600,000   Columbia/HCA Healthcare Corp. ......     21,000,000
                                                     ------------
                                                       28,003,125
                                                     ------------
              Machinery & Capital Goods (5.9%)
    200,000   Applied Materials, Inc.*............     10,975,000
    139,650   Durco International, Inc. ..........      3,473,794
    120,000   Emerson Electric Co. ...............      6,090,000
    225,000   Lindsay Manufacturing Co. ..........      6,412,500
     60,000   Nordson Corp. ......................      3,000,000
    492,600   Zebra Technologies Corp.*...........     11,329,800
                                                     ------------
                                                       41,281,094
                                                     ------------
              Medical Products (2.2%)
    200,000   Biomet, Inc. .......................      3,037,500
    250,000   Boston Scientific Corp.*............     12,062,500
                                                     ------------
                                                       15,100,000
                                                     ------------
              Oil & Gas (10.5%)
    215,000   Amoco Corp. ........................     17,979,375
    250,000   Exxon Corp. ........................     14,156,250
    180,000   Mobil Corp. ........................     23,400,000
     60,000   Royal Dutch Petroleum Co. ..........     10,815,000
    235,000   Union Pacific Resources Group,
              Inc. ...............................      6,374,375
                                                     ------------
                                                       72,725,000
                                                     ------------
              Printing & Publishing (0.8%)
    100,000   Merrill Corp. ......................      2,325,000
    160,000   Reader's Digest Association, Inc.,
              Class B.............................      3,520,000
                                                     ------------
                                                        5,845,000
                                                     ------------
              Restaurants (1.3%)
    200,000   Bob Evans Farms, Inc. ..............      2,650,000
    300,000   Wendy's International, Inc. ........      6,187,500
                                                     ------------
                                                        8,837,500
                                                     ------------
              Retail (3.2%)
    617,000   CUC International, Inc.*............     13,034,125
    200,000   Franklin Quest Co.*.................      4,225,000
    265,000   Smart & Final, Inc. ................      5,134,375
                                                     ------------
                                                       22,393,500
                                                     ------------
              Telecommunications (7.4%)
    300,000   MCI Communications Corp. ...........     11,437,500
    300,000   Sprint Corp. .......................     13,162,500
    977,500   360 degrees Communications Co.*.....     16,984,062
    400,000   WorldCom, Inc.*.....................      9,600,000
                                                     ------------
                                                       51,184,062
                                                     ------------
              Total common stock
              (cost $483,073,441)                     659,959,761
                                                     ------------

                           Nationwide(R) Growth Fund
                                                      April 30, 1997 (Unaudited)

------------------------------------------------------------
 Principal               Security                  Value
------------------------------------------------------------
              U.S. AGENCY-FULL FAITH & CREDIT (5.4%)
$2,340,000    Federal Home Loan Mortgage
              Corp. Notes 5.16% through
              5.545%, 05/19/97 through
              07/25/97.......................   $  2,321,538
36,080,000    Federal National Mortgage
              Association Notes 5.15% through
              5.55%, 05/23/97 through
              09/29/97.......................     35,487,976
                                                ------------
              Total U.S. agency-full faith &
              credit
              (cost $37,817,474).............     37,809,514
                                                ------------
              Total investments
              (cost $520,890,915)............   $697,769,275
                                                ============

------------------------

The abbreviations in the above statement stand for the following:

    PLC  Public Limited Company

    ADR  American Depository Receipt

* Denotes non-income producing securities.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                               Nationwide(R) Fund

                             Management Discussion
                              of Fund Performance

The total return for the Nationwide(R) Fund for the six-month period ended April 30, 1997, was 16.2%, excluding sales charges and assuming all distributions were invested, compared to 14.7% for the S&P 500.

The Nationwide(R) Fund continued to benefit from the strong performance of the pharmaceutical stocks. Both Warner-Lambert and Schering-Plough, the Fund's two largest holdings, appreciated considerably in the six months ended April 30. Continued strong earnings growth for both these companies has allowed the stocks to outperform the market in the most recent reporting period. The Nationwide(R) Fund also benefited from consolidation in the financial services industry. Both First USA and U.S. Bancorp were acquired recently at significant premiums to their current market prices.

Raychem and Pall Corporation are examples of two specialty chemical companies that performed poorly in the trailing 12 months due to poor earnings performance. While the performance was disappointing, these two companies are attractively positioned for the long term and remain holdings in the Fund.

New holdings in the portfolio include Fannie Mae and McDonald's. Both are examples of the type of inexpensive franchise companies that dominate the portfolio. I feel confident the shares of these two companies will perform well for the long-term investor.

CHARLES S. BATH, MBA, CFA, CPA
PORTFOLIO MANAGER

                               Top Five Holdings

                                    VALUE         %
-----------------------------------------------------
Warner-Lambert Co.               $88,846,800     7.9%
Schering-Plough Corp.             64,968,000     5.8%
Texaco, Inc.                      50,291,850     4.5%
Mellon Bank Corp.                 45,535,875     4.1%
Avon Products, Inc.               42,200,800     3.8%

                                Fund Performance
                            $100 Monthly Investment

  Measurement Period       Total net     Acquired by
 (Fiscal Year Covered)    Asset Value    Investments
1988                              1059             87
1989                              2395            414
1990                              3498            852
1991                              5317           1358
1992                              6727           1812
1993                              7915           2259
1994                              8973           3062
1995                             10080           4390
1996                             13685           6743
1997                             17400           9897

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1988                                      1059              87
1989                                      2395             414
1990                                      3498             852
1991                                      5317            1358
1992                                      6727            1812
1993                                      7915            2259
1994                                      8973            3062
1995                                     10080            4390
1996                                     13685            6743
1997                                     17400            9897

An individual investing $100 per month in the Nationwide(R) Fund over the past 10 years (ended April 30, 1997) would have earned an average annual compound total return of 15.7% with no sales charges deducted. The chart above illustrates the growth of this monthly investment to more than $27,297.

                     Average Annual (Compound) Total Return

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1             26.8%          31.7%          15.3%
-----------------------------------------------------------------------
             5             15.4%          20.0%          13.3%
-----------------------------------------------------------------------
            10             13.2%          15.7%          11.9%
-----------------------------------------------------------------------
            15             16.4%          15.7%          15.8%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Nationwide Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  Nationwide(R) Family of Funds
                         Nationwide(R) Fund Highlights

- The Nationwide(R) Fund was highlighted in the May 1997 issue of Money magazine in an article entitled "These Funds Refuse to Lose." Of the 368 diversified funds that have kept the same managers over the past decade, Money found just seven stock funds that have made money every year. Charles S. Bath, who has managed the Fund since 1985, has posted profits in 12 consecutive years.

- The portfolio of the Nationwide(R) Fund consists of large, rapidly growing firms that dominate their markets, such as Avon Products and McDonald's. The Fund generates gains while minimizing risks by purchasing large-company growth stocks at reasonable prices.

- The Fund has had a 12.4% annualized gain for the 10 years ended March 1997, placing it in the top 30% of growth and income funds for that time period, while incurring 18% less volatility than the average equity fund.*

- For the three-month period ended April 30, 1997, Morningstar, one of the leading publications of the mutual fund industry, ranked the Nationwide(R) Fund in the top 1% out of 659 of its peer funds. For a 12-month period ended April 30, 1997, the Fund was ranked in the top 3% out of 609 peer funds. For five years the Fund was in the top 40% out of 235 funds and for 10 years the Fund was in the top 24% out of 134 funds (for the period ended April 30, 1997). The Fund and its peers invest in large capitalization stocks with an objective of value and growth. Morningstar's rankings are based on total return and are unadjusted for sales charges. Past performance is no guarantee of future results.

* Money, May 1997

                            Statement of Investments
                               Nationwide(R) Fund
                                                      April 30, 1997 (Unaudited)

 ---------------------------------------------------------------
  Shares                   Security                    Value
 ---------------------------------------------------------------
              COMMON STOCK (98.4%)
              Automobiles (4.5%)
    708,600   Chrysler Corp. ...................   $   21,258,000
    832,900   Ford Motor Co. ...................       28,943,275
                                                   --------------
                                                       50,201,275
                                                   --------------
              Building (4.0%)
    440,000   Martin Marietta Materials, Inc
              . ................................       11,990,000
    337,500   Masco Corp. ......................       12,740,625
    302,200   Vulcan Materials Co. .............       19,756,325
                                                   --------------
                                                       44,486,950
                                                   --------------
              Business Services (1.0%)
    301,800   Cognizant Corp. ..................        9,846,225
    100,599   ACNielsen Corp.*..................        1,508,985
                                                   --------------
                                                       11,355,210
                                                   --------------
              Chemicals (8.8%)
    485,200   Georgia Gulf Corp. ...............       11,766,100
    493,900   Millipore Corp. ..................       18,644,725
    593,700   Morton International, Inc. .......       24,861,187
    335,400   OM Group, Inc. ...................        9,349,275
    401,743   Pall Corp. .......................        9,290,307
    378,075   Raychem Corp. ....................       24,385,838
                                                   --------------
                                                       98,297,432
                                                   --------------
              Computer Equipment (2.9%)
    200,000   International Business Machines
              Corp. ............................       32,150,000
                                                   --------------
              Conglomerates (2.1%)
    500,000   Corning, Inc. ....................       24,125,000
                                                   --------------
              Drugs (16.7%)
    364,700   Allergan, Inc. ...................        9,755,725
    149,000   American Home Products Corp. .....        9,871,250
    151,200   Pfizer, Inc. .....................       14,515,200
    812,100   Schering-Plough Corp. ............       64,968,000
    906,600   Warner-Lambert Co. ...............       88,846,800
                                                   --------------
                                                      187,956,975
                                                   --------------
              Electrical Equipment (1.7%)
    558,400   Black & Decker Corp. .............       18,706,400
                                                   --------------
              Entertainment (1.8%)
    246,265   Walt Disney Company...............       20,193,730
                                                   --------------
              Financial (18.8%)
     73,400   Bancorp Hawaii, Inc. .............        3,137,850
    250,300   Bank of New York Co., Inc. .......        9,886,850
    564,600   Barnett Banks, Inc. ..............       27,594,825
    624,700   Chubb Corp. ......................       36,076,425
    205,900   Corestates Financial Corp. .......       10,423,687
    678,600   Fannie Mae........................       27,907,425
    209,400   First USA, Inc. ..................       10,077,375
    404,700   Horace Mann Educators Corp. ......       18,970,312
    547,800   Mellon Bank Corp. ................       45,535,875
    379,573   US Bancorp........................       21,683,108
                                                   --------------
                                                      211,293,732
                                                   --------------

 ---------------------------------------------------------------
  Shares                   Security                    Value
 ---------------------------------------------------------------
              Food & Beverage (10.0%)
    594,800   Anheuser-Busch Companies, Inc. ...   $   25,502,050
  1,147,500   PepsiCo, Inc. ....................       40,019,062
    432,900   Philip Morris Companies, Inc. ....       17,045,438
    364,200   Ralston-Ralston Purina Group......       30,000,975
                                                   --------------
                                                      112,567,525
                                                   --------------
              Hospital -- Supply (1.1%)
    125,000   Covance, Inc.*....................        1,843,750
    582,500   Quest Diagnostics, Inc.*..........       10,266,563
                                                   --------------
                                                       12,110,313
                                                   --------------
              Household -- Products (5.4%)
    684,800   Avon Products, Inc. ..............       42,200,800
     73,700   Gillette Company..................        6,264,500
    100,000   Procter & Gamble Co. .............       12,575,000
                                                   --------------
                                                       61,040,300
                                                   --------------
              Machinery & Capital Goods (0.1%)
    342,400   Johnstown America Industries,
              Inc.*.............................        1,412,400
                                                   --------------
              Oil & Gas (7.9%)
    161,900   Mobil Corp. ......................       21,047,000
    476,700   Texaco, Inc. .....................       50,291,850
    465,100   Unocal Corp. .....................       17,731,937
                                                   --------------
                                                       89,070,787
                                                   --------------
              Printing & Publishing (7.5%)
    760,000   American Greetings Corp., Class
              A.................................       24,320,000
    568,700   Dun & Bradstreet Corp. ...........       14,004,238
    184,000   Gannett Co., Inc. ................       16,054,000
    277,300   Gibson Greetings, Inc.*...........        5,684,650
    200,000   Tribune Co. ......................        8,775,000
     40,700   Washington Post Co., Class B......       14,621,475
                                                   --------------
                                                       83,459,363
                                                   --------------
              Restaurants (0.9%)
    191,200   McDonald's Corp. .................       10,253,100
                                                   --------------
              Retail (0.8%)
    325,300   Wal-Mart Stores, Inc. ............        9,189,725
                                                   --------------
              Telecommunications (0.3%)
     81,100   MCI Communications Corp. .........        3,091,938
                                                   --------------
              Toys (2.1%)
    828,840   Mattel, Inc. .....................       23,103,915
                                                   --------------
              Total common stock
              (cost $616,274,004)...............    1,104,066,070
                                                   --------------

                               Nationwide(R) Fund
                                                      April 30, 1997 (Unaudited)

-------------------------------------------------------------
Principal               Security                   Value
-------------------------------------------------------------
             CONVERTIBLE BONDS (0.5%)
$7,826,000   Consorcio G Grupo Dina, 8.00%,
             2004
             (cost $7,276,925)..............   $    5,947,760
                                               --------------
             COMMERCIAL PAPER (0.6%)
 341,000     Merrill Lynch & Co. 5.50%,
             05/07/97.......................          340,634
2,210,000    Goldman Sachs Group 5.50%,
             05/16/97.......................        2,204,590
3,765,000    Marsh & McLennan Co. 5.48%,
             05/02/97.......................        3,763,840
                                               --------------
             Total commercial paper
             (cost $6,310,050)..............        6,309,064
                                               --------------
             REPURCHASE AGREEMENT (0.6%)
6,572,847    MBS Tri Party Repo 5.36%,
             05/01/97, Collateralized by
             $6,705,000 GNMA CMO, 6.00%,
             04/20/27, market value
             $6,707,972 (cost $6,572,847)...        6,572,847
                                               --------------
             Total investments (cost
             $636,433,826)..................   $1,122,895,741
                                               ==============

------------------------

The abbreviations in the above statement stand for the following:

     GNMA   Government National Mortgage Association
     CMO    Collateralized Mortgage Obligation

* Denotes a non-income producing security.

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                            Nationwide(R) Bond Fund

                             Management Discussion
                              of Fund Performance

The Bond Fund's total return for the six-month period ended April 30, 1997 was 0.9%, excluding sales charges. Though disappointing, it did outperform the 0.2% return of the Lehman Long-Term Government/Corporate Bond Index. Yields increased substantially during the period, causing prices on fixed-income securities to fall and the resulting weak returns. The yield on the 30 year treasury increased by 31 basis points to 6.95% and the two-year yield increased by 54 basis points to 6.27%. The market reacted to the Federal Reserve Board's initial tightening and expectations of a further increase in the federal funds rate to 6.00% by year end.

Interest rates have fluctuated widely the last four years as have the returns of long-term bond funds. The behavior of the bond market is changing, with lower average returns accompanied with low inflation and increasing volatility. Because of these changes, we have decided to make a fundamental change in the management of the Bond Fund. The new benchmark will be the Lehman Government/Corporate Bond Index. It includes all of the long-term securities found in the Long-Term Index, but includes intermediates (1-10 years) as well. It has an average life of 9.5 years and returns that have shown more stability. This change will reduce the interest rate risk of the Bond Fund and should improve its risk/return profile.

In April, some initial steps were taken to restructure the portfolio to conform to the new Index. Some positions in long-term securities were sold with the proceeds reinvested temporarily in commercial paper. This brought the average life down from approximately 13 years to the 9.5 years of the Index. Mortgage-backed securities were reduced from 9.1% to 4.4% of the portfolio to reduce prepayment risk in an uncertain interest rate environment.

Looking to the next few months, we will be purchasing intermediate securities with funds raised from further sales of long-term securities and maturing commercial paper. I am also considering increasing the holdings of U.S. Governments significantly to take advantage of any corporate spread widening that may occur prior to the Federal Reserve completing their tightening move in this interest rate cycle.

DOUGLAS KITCHEN, CFA
PORTFOLIO MANAGER

                               Top Five Holdings

                                    VALUE         %
-----------------------------------------------------
Armstrong World Industries, Inc.  $4,735,084     3.8%
AMBAC, Inc.                        4,684,808     3.8%
Aetna Life & Casualty Corp.        4,149,963     3.4%
US Treasury Note                   4,142,500     3.4%
English China Clays Del., Inc.     4,045,876     3.3%

                                Fund Performance
                          $10,000 Lump Sum Investment

  Measurement Period       Total net     Acquired by
 (Fiscal Year Covered)    Asset Value    Investments
1988                              9498           1060
1989                              9293           2002
1990                              9129           3088
1991                              9467           4452
1992                              9447           5757
1993                             10081           7620
1994                              9263           8149
1995                              9048           9269
1996                              9324          10834
1997                              9334          12231

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1988                                      9498            1060
1989                                      9293            2002
1990                                      9129            3088
1991                                      9467            4452
1992                                      9447            5757
1993                                     10081            7620
1994                                      9263            8149
1995                                      9048            9269
1996                                      9324           10834
1997                                      9334           12231

The graph above shows the appreciation achieved in the Bond Fund through a $10,000 investment over a 10-year period of time ended April 30, 1997. Shareholders would have seen their account grow to more than $21,565 for an average annual compound total return of 8.0%, not including sales charges.

                     Average Annual (Compound) Total Return

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1              7.0%           5.9%          -0.9%
-----------------------------------------------------------------------
             5              7.2%           6.1%           6.0%
-----------------------------------------------------------------------
            10              8.0%           7.7%           6.9%
-----------------------------------------------------------------------
            15             10.1%           8.5%           9.8%
-----------------------------------------------------------------------

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes a 4.5% sales charge was paid on purchases of the Bond Fund which has the most dramatic effect on the 1-year performance figures.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  Nationwide(R) Family of Funds
                              Bond Fund Highlights

- The Nationwide(R) Bond Fund is designed for investors who are less willing to accept the risk associated with stocks through investment in income obligations, including corporate debt securities, United States and Canadian Government obligations and commercial paper.

- Investors in the Bond Fund who reinvested their dividends would have more than doubled their money over a 10-year period. A $10,000 investment made in 1987 would have grown to $21,565, for an average annual compound total return of 8.0%, not including sales charges.

- The Fund provides shareholders with a monthly income from high-quality corporate and government obligations. Included in the portfolio are corporate bonds from well-known companies such as J.C. Penney, Wal-Mart and McGraw-Hill.

                            Statement of Investments
                            Nationwide(R) Bond Fund
                                                      April 30, 1997 (Unaudited)

-------------------------------------------------------------
Principal                Security                   Value
-------------------------------------------------------------
             CANADIAN GOVERNMENT BONDS (4.8%)
$2,000,000   Hydro-Quebec, 8.05%, 07/07/24....   $  2,127,138
1,000,000    Hydro-Quebec, 11.75%, 02/01/12...      1,359,960
2,250,000    Quebec (Prov. of) 8.625%,
             01/19/05.........................      2,476,166
                                                 ------------
             Total Canadian government
             bonds............................      5,963,264
                                                 ------------
             (Cost $5,693,965)
             CORPORATE BONDS (68.6%)
             Banks (5.5%)
3,000,000    Banc One Corp. 9.875%, 03/01/09..      3,557,628
1,000,000    Banc One Corp. 10.00%, 08/15/10..      1,208,279
2,000,000    Toronto-Dominion Bank, NY.,
             7.875%, 08/15/04.................      2,020,718
                                                 ------------
                                                    6,786,625
                                                 ------------
             Broker-Dealers (7.4%)
2,000,000    Bear Stearns Companies, Inc.,
             8.75%, 03/15/04..................      2,153,654
1,000,000    Bear Stearns Companies, Inc.,
             9.375%, 06/01/01.................      1,081,933
1,000,000    Lehman Brothers Holdings, Inc.,
             11.625%, 05/15/05................      1,243,959
3,000,000    Morgan Stanley Group, Inc.,
             10.00%, 06/15/08.................      3,570,426
1,000,000    Morgan Stanley Group, Inc.,
             8.10%, 06/24/02..................      1,044,499
                                                 ------------
                                                    9,094,471
                                                 ------------
             Building Materials (6.2%)
3,000,000    Hanson Overseas Sr. Note, 6.75%,
             09/15/05.........................      2,892,282
4,000,000    Armstrong World Industries,
             9.75%, 04/15/08..................      4,735,084
                                                 ------------
                                                    7,627,366
                                                 ------------
             Chemicals (1.6%)
2,000,000    ICI Wilmington, Inc., 7.50%,
             01/15/02.........................      2,043,462
                                                 ------------
             Diversified Finance (4.3%)
2,000,000    Bass America Inc., 8.125%,
             03/31/02.........................      2,093,496
2,000,000    Ford Capital BV Notes,10.125%,
             11/15/00.........................      2,199,136
1,000,000    General Electric Capital Corp.,
             8.75%, 09/25/00..................      1,058,021
                                                 ------------
                                                    5,350,653
                                                 ------------
             Health Care (5.2%)
4,500,000    Aetna Life & Casualty Corp.,
             6.75%, 09/15/13..................      4,149,963
2,000,000    Kaiser Foundation, 9.55%,
             07/15/05.........................      2,289,926
                                                 ------------
                                                    6,439,889
                                                 ------------
             Insurance (8.7%)
4,000,000    AMBAC Inc., 9.375%, 08/01/11.....      4,684,808
2,000,000    Equitable of Iowa Companies,
             8.50%, 02/15/05..................      2,113,598
3,515,000    Loews Corp., 8.875%, 04/15/11....      3,883,952
                                                 ------------
                                                   10,682,358
                                                 ------------
             Paper and Forest products (2.2%)
2,500,000    Temple-Inland Inc., 9.00%,
             05/01/01.........................      2,683,283
                                                 ------------

-------------------------------------------------------------
Principal                Security                   Value
-------------------------------------------------------------
             Publishing (4.2%)
$2,000,000   Times Mirror Co., 7.25%,
             03/01/13.........................   $  1,935,190
3,000,000    McGraw-Hill Inc Note, 9.43%,
             09/01/00.........................      3,215,184
                                                 ------------
                                                    5,150,374
                                                 ------------
             Retail Trade (11.7%)
2,000,000    Dayton Hudson Co., 9.250%,
             08/15/11.........................      2,275,050
3,000,000    May Department Stores Company
             10.625%, 11/01/10................      3,781,875
2,000,000    Penney, J.C. 7.40%, 04/01/37.....      2,022,396
2,000,000    Wal-Mart Stores, Inc., 7.25%,
             06/01/13.........................      1,948,856
2,000,000    Wal-Mart Stores, Inc., 7.50%,
             05/15/04.........................      2,049,731
2,000,000    Dillard Department Stores,
             9.125%, 08/01/11.................      2,345,012
                                                 ------------
                                                   14,422,920
                                                 ------------
             Utilities (1.1%)
1,250,000    Pacific Gas & Electric Co.,
             8.75%, 01/01/01..................      1,322,204
                                                 ------------
             Other (10.5%)
4,000,000    English China Clays Delaware,
             Inc.,7.375%, 10/01/02............      4,045,876
2,000,000    Grand Metropolitan Inv. (G)
             9.00%, 08/15/11..................      2,271,372
3,500,000    Waste Management, Inc., 8.75%,
             05/01/18.........................      3,802,827
3,000,000    Mayne Nickless Notes, 6.25%,
             02/01/06.........................      2,791,356
                                                 ------------
                                                   12,911,431
                                                 ------------
             Total corporate bonds
             (cost $83,883,721)...............     84,515,036
                                                 ------------
             MORTGAGE-BACKED SECURITIES (4.4%)
 500,000     FHLMC REMIC 1360-VK, 7.50%,
             08/15/07.........................        498,691
 169,329     FHLMC-GNMA 29X 6.75%, 02/25/23...        164,412
 338,658     FHLMC-GNMA 29Z 6.75%, 04/25/24...        314,891
1,119,000    FNMA REMIC 1992-145E 7.00%,
             08/25/22.........................      1,117,410
 646,000     FNMA REMIC G1992-15G 7.00%,
             04/25/20.........................        635,974
 485,447     FNMA REMIC G1992-64M 7.00%,
             11/25/22.........................        469,977
2,396,000    FNMA REMIC S G93-10E 5.00%,
             04/25/20.........................      2,244,070
                                                 ------------
             Total mortgage-backed securities
             (cost $5,445,350)................      5,445,425
                                                 ------------
             U.S. GOVERNMENT LONG-TERM
             OBLIGATION (3.4%)
4,000,000    U.S. Treasury Note, 7.50%,
             11/15/01.........................      4,142,500
                                                 ------------
             (cost $4,173,488)

                            Nationwide(R) Bond Fund
                                                      April 30, 1997 (Unaudited)

-------------------------------------------------------------
Principal                Security                   Value
-------------------------------------------------------------
             COMMERCIAL PAPER (10.0%)
$552,000     AIG Funding Inc., 5.48%,
             05/28/97.........................   $    549,749
2,910,000    Goldman Sachs Group, 5.45%,
             05/13/97.........................      2,903,805
2,594,000    Goldman Sachs Group, 5.52%,
             05/05/97.........................      2,591,645
2,236,000    Koch Industries Private
             Placement, 5.48%, 05/21/97.......      2,228,686
4,000,000    Merrill Lynch & Co., 5.45%,
             05/09/97                               3,994,472
                                                 ------------
             Total commercial paper
             (cost $12,270,345)...............     12,268,357
                                                 ------------
             REPURCHASE AGREEMENT (3.5%)
4,320,533    MBS Tri Party 5.36%, 05/01/97,
             Collateralized by $4,405,000 GNMA
             CMO, 6.00%, 04/20/27, market
             value $4,385,662 (cost
             $4,320,533)......................      4,320,533
                                                 ------------

             Total investments
             (cost $115,787,402)..............   $116,655,115
                                                 ============

------------------------

The abbreviations in the above statement stand for the following:

     FHLMC   Federal Home Loan Mortgage Corp.
     REMIC   Real Estate Mortgage Investment Conduit
     FNMA    Federal National Mortgage Association
     CMO     Collateralized Mortgage Obligation

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                       Nationwide(R) Tax-Free Income Fund

                             Management Discussion
                              of Fund Performance

For the six-month period ended April 30, 1997, the Nationwide(R) Tax-Free Income Fund's total return was 1.6% as compared to 2.0% total return for the Lehman Municipal Bond Index. The Fund's 30-day annualized yield for the period ended April 30, 1997, was 4.8% based on the offering price of $10.15.

The municipal market produced modest returns during a volatile period. The Bond Buyer 11-General Obligation Municipal Bond Index increased from 5.60% to 5.68%. However, average yields on the weekly index were as low as 5.44% and as high as 5.79%. The yield on the 30-year Treasury Bond rose as well from 6.64% to 6.96%. Yields on the 30-year Treasury were as low as 6.35% and as high as 7.17%. Overall interest rates trended higher and the net asset value of the Fund declined during the period.

During the last few months of 1996, the economy was perceived to be growing at a slow, manageable, non-inflationary pace. Municipal bond prices were trending higher, interest rates trending lower, while supply and demand were well balanced. However, economic statistics began to show signs that the economy was gaining strength and in a preemptive move against inflation on March 25, the Federal Reserve raised the federal funds rate 25 basis points. Bond values declined. This action seemed justified as first quarter Gross Domestic Product emerged at a staggering 5.6% and the nation's unemployment rate plunged to 4.9%. The market became concerned that further credit tightening moves would be needed to control inflation. In late April, the announcement of an agreement between the White House and Congressional leaders for a balanced budget overshadowed concern about the growth rate and bond prices began to improve. The Federal Reserve remains unclear as to whether further intervention is needed at the next scheduled meeting in May. The market is expected to remain unsettled.

As the period ended, demand increased, the yield curve flattened further beyond 10 years and quality spreads narrowed. As a result, an investor isn't being compensated to extend maturities or reduce quality. The management of the Fund will remain cautious, maintain a credit quality at "AA," and seek to maximize total return opportunities should they develop on the yield curve in the future. The current average maturity is 19 years while the average coupon is approximately 6.00%.

ALPHA L. BENSON, MBA
PORTFOLIO MANAGER

                                Top Five States

                                   VALUE          %
-----------------------------------------------------
Virginia                        $35,058,612     13.7%
Texas                            34,504,518     13.5%
Illinois                         26,878,018     10.5%
North Carolina                   23,725,650      9.2%
Washington                       15,871,832      6.2%

                                Fund Performance
                          $10,000 Lump Sum Investment

  Measurement Period       Total net     Acquired by
 (Fiscal Year Covered)    Asset Value    Investments
1988                              9794            673
1989                             10130           1461
1990                             10000           2225
1991                             10411           3143
1992                             10671           4058
1993                             11397           5352
1994                             10671           5980
1995                             10769           6946
1996                             10899           7965
1997                             10996           9007

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1988                                      9794             673
1989                                     10130            1461
1990                                     10000            2225
1991                                     10411            3143
1992                                     10671            4058
1993                                     11397            5352
1994                                     10671            5980
1995                                     10769            6946
1996                                     10899            7965
1997                                     10996            9007

The graph above shows how a hypothetical $10,000 investment grew through reinvestment of dividends. Shareholders for a period of 10 years ended April 30, 1997, saw their account grow to $20,003 for an average annual compound total return of 7.2% without including sales charge.

                   Average Annual (Compound) Total Return(+)

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1              6.0%           4.6%          -0.2%
-----------------------------------------------------------------------
             5              6.3%           5.3%           6.2%
-----------------------------------------------------------------------
            10              7.2%           6.7%           6.3%
-----------------------------------------------------------------------
          Life              6.3%           6.7%           6.3%
-----------------------------------------------------------------------
                                                   (11 years, 2 months)

 (+)Certain shareholders may be subject to local, state, and federal alternative minimum taxes.

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.

**For Periods Ended 3/31/97. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the Tax-Free Income Fund which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  Nationwide(R) Family of Funds
                        Tax-Free Income Fund Highlights

- The Nationwide(R) Tax-Free Income Fund's portfolio manager, using a "buy and hold," or long term, purchasing strategy attempts to position the Fund's assets in a portfolio with a good balance of coupon, credit quality and maturity. The Fund's manager maintains a portfolio of bonds rated with the three safest investment grades assigned by Moody's Investor Services and Standard & Poor's Corporation.

- Taxable securities of comparable quality and maturity to municipal bonds -- which make up the portfolio of the Nationwide(R) Tax-Free Income
  Fund -- may provide higher yields, but investors may be farther ahead with the Tax-Free Income Fund. For example, an investor could earn $7,500 annually from a fully taxable investment, assuming a 7.5% rate of return, or $5,500 in a tax-free investment, assuming a 5.5% rate of return. After taxes, an investor in the 36% tax bracket would keep just $4,800. But an investor in the tax-free investment would keep all of the $5,500 federally tax-exempt income.

                            Statement of Investments
                       Nationwide(R) Tax Free Income Fund
                                                      April 30, 1997 (Unaudited)

------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
             LONG-TERM MUNICIPAL SECURITIES -- (99.5%)
             Alabama (4.6%)
$3,000,000   Alabama Housing Finance
             Authority Single-Family Mortgage
             Revenue Bonds (Collateralized
             Home Mortgage Revenue Bond
             Program), 1996 Series D, 6.00%,
             2016............................   $  3,018,750
1,100,000    Birmingham, Alabama General
             Obligation Parking Warrants,
             Series 1995-A, 5.90%, 2018......      1,087,625
2,500,000    Birmingham, Alabama General
             Obligation Refunding Revenue,
             Series 1992 B, 6.25%, 2016......      2,590,625
2,480,000    Birmingham, Alabama Water Works
             & Sewer Board Refunding Revenue,
             Series 1992, 6.125%, 2012.......      2,542,000
2,500,000    Huntsville, Alabama General
             Obligation Limited Tax Warrants,
             Series 1992 A, 6.00%, 2012......      2,578,125
                                                ------------
                                                  11,817,125
                                                ------------

             Arizona (1.0%)
2,500,000    Salt River Project Agricultural
             Improvement & Power District,
             Arizona Electric System Revenue
             Bonds, Series 1992 C, 6.20%,
             2012............................      2,578,125
                                                ------------
             Colorado (0.1%)
 340,000     Colorado Housing Finance
             Authority Single-Family Housing
             Revenue Refunding Bonds, Series
             1991-A, 7.15%, 2014.............        358,700
                                                ------------
             Connecticut (2.0%)
4,790,000    Connecticut Housing Finance
             Authority Housing Mortgage
             Finance Program Bonds, Series
             1992-B, 6.70%, 2012.............      5,035,488
                                                ------------
             Florida (1.0%)
2,400,000    Jacksonville, Florida Electric
             Authority Bulk Power Revenue
             Bonds, (Scherer 4 Project, Issue
             One, Series 1991-A), 7.00%,
             2012............................      2,607,000
                                                ------------
             Georgia (2.5%)
1,250,000    Columbus, Georgia Building
             Authority Lease Revenue Bonds,
             Series 1997A, 5.65%, 2017.......      1,228,125
1,210,000    Dekalb County, Georgia General
             Obligation Refunding Bonds,
             6.00%, 2012.....................      1,256,887
2,750,000    Georgia Municipal Electric
             Authority Power Revenue Bonds,
             Series 1991-V, 6.60%, 2018......      3,011,250
1,005,000    Georgia Residential Financial
             Authority Revenue Bonds, Series
             A, 7.50%, 2017..................      1,048,969
                                                ------------
                                                   6,545,231
                                                ------------
             Illinois (10.5%)
2,050,000    Chicago Park District, Illinois
             General Obligation Unlimited Tax
             Park Bonds, Series 1996, 5.60%,
             2021............................      1,965,437

------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
$3,000,000   Cook County, Illinois General
             Obligation Capital Improvement
             Bonds, 5.875%, 2022.............   $  2,985,000
2,185,000    Illinois Educational Facility
             Authority Revenue, Series
             1991-A, Loyola University,
             7.125%, 2021....................      2,346,144
1,975,000    Illinois Regional Transportation
             Authority General Obligation
             Refunding Bonds, Series 1996,
             5.40%, 2015.....................      1,881,187
7,500,000    Illinois State Build Illinois
             Bonds Sales Tax Revenue, Series
             O, 6.00%, 2018..................      7,500,000
2,500,000    Illinois State Build Illinois
             Bonds Sales Tax Revenue, Series
             V, 6.375%, 2017.................      2,571,875
3,000,000    Illinois State General
             Obligation Bonds, Series of
             March 1994, 5.80%, 2019.........      2,992,500
2,500,000    Illinois State General
             Obligation Bonds, Series of
             December 1995, 5.125%, 2017.....      2,293,750
1,100,000    Metropolitan Pier & Exposition
             Authority, Illinois Dedicated
             State Tax Revenue, 6.50%,
             2022............................      1,205,875
1,000,000    Palatine, Illinois Corporate
             Purpose General Obligation
             Bonds, Series 1985, 9.90%,
             2016............................      1,136,250
                                                ------------
                                                  26,878,018
                                                ------------
             Indiana (2.9%)
5,335,000    Indiana State Toll Road
             Commission East-West Toll Road
             Revenue Bonds, Series 1980,
             9.00%, 2015.....................      7,275,606
                                                ------------
             Kentucky (1.4%)
3,250,000    Jefferson County, Kentucky
             Jewish Hospital Healthcare
             Services Health Facilities
             Revenue Bonds, Series 1995,
             6.50%, 2015.....................      3,465,313
                                                ------------
             Massachusetts (1.4%)
2,525,000    Massachusetts State General
             Obligation Bonds Consolidated
             Loan, Series 1992-B, 6.50%,
             2013............................      2,723,844
1,000,000    Massachusetts General Obligation
             Refunding Bonds, 1995 Series A,
             5.00%, 2012.....................        952,500
                                                ------------
                                                   3,676,344
                                                ------------
             Michigan (3.2%)
3,500,000    Cheboygan, Michigan Area Schools
             General Obligation Unlimited
             Tax, 5.60%, 2021................      3,403,750
3,500,000    Michigan State General
             Obligation Bonds, Environmental
             Protection Program, Series 1992,
             6.25%, 2012.....................      3,797,500
1,150,000    University of Michigan Higher
             Education Housing Revenue Bonds,
             Series 1996A, 5.125%, 2015......      1,076,688
                                                ------------
                                                   8,277,938
                                                ------------

                       Nationwide(R) Tax Free Income Fund
                                                      April 30, 1997 (Unaudited)

------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
             Minnesota (3.2%)
$2,000,000   Minneapolis, Minnesota General
             Obligation Special Purpose
             Refunding Bonds, Series 1993B,
             5.20%, 2013.....................   $  1,950,000
2,220,000    Minnesota Housing Finance Agency
             Rental Housing Revenue Bonds,
             1995 Series D, 5.90%, 2015......      2,217,225
3,870,000    Minnesota State Housing Finance
             Agency Single Family Mortgage
             Revenue Bonds, Series 1994 K,
             6.40%, 2015.....................      3,971,588
                                                ------------
                                                   8,138,813
                                                ------------
             Missouri (0.8%)
2,000,000    Missouri State Environmental
             Improvement & Energy Resources
             Authority Water Pollution
             Control Revenue Bonds, 6.55%,
             2014............................      2,127,500
                                                ------------
             Nebraska (2.0%)
5,000,000    Nebraska Public Power District
             Power Supply System Revenue
             Bonds, Series 1993, 6.125%,
             2015............................      5,100,000
                                                ------------
             North Carolina (9.2%)
3,460,000    North Carolina Housing Finance
             Agency Multi-Family Revenue
             Refunding Bonds, Series H,
             5.95%, 2021.....................      3,447,025
2,020,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series AA, 6.25%, 2017...      2,067,975
2,185,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series GG, 5.90%, 2013...      2,187,731
1,820,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series N, 7.40%, 2028....      1,899,625
1,815,000    North Carolina Housing Finance
             Agency Single-Family Revenue
             Bonds, Series J, 7.40%, 2022....      1,880,794
3,000,000    North Carolina Medical Care
             Commission Health Care Revenue
             Bonds, (Carolina Medicorp
             Project), Series 1996, 5.125%,
             2016............................      2,778,750
1,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Bonds, Duke University Hospital
             Project, Series C, 5.25%,
             2017............................        943,750
2,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Refunding Bonds, Series 1992 A
             (North Carolina Baptist
             Hospitals Project), 6.375%,
             2014............................      2,080,000
1,000,000    North Carolina Medical Care
             Commission Hospital Revenue
             Bonds (Wake County Hospital
             System), Series 1997, 5.375%,
             2026............................        935,000
------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
$6,000,000   Pitt County, North Carolina Pitt
             County Memorial Hospital Revenue
             Bonds, Series 1995, 5.25%,
             2021............................   $  5,505,000
                                                ------------
                                                  23,725,650
                                                ------------
             Ohio (1.7%)
1,100,000    Franklin County, Ohio Hospital
             Refunding and Improvement
             Revenue Bonds (The Children's
             Hospital Project), 1996 Series
             A, 5.75%, 2020..................      1,097,250
1,230,000    Ohio Housing Finance Agency
             Mortgage Revenue Bonds
             Residential Mortgage Backed
             Securities, Series A-1, 5.70%,
             2017............................      1,205,400
2,000,000    Ohio Turnpike Commission
             Turnpike Revenue Bonds, 1996
             Series A, 5.70%, 2017...........      1,985,000
                                                ------------
                                                   4,287,650
                                                ------------
             Pennsylvania (6.1%)
2,000,000    Pennsylvania General Obligation
             Bonds, Second Series of 1995,
             5.00%, 2012.....................      1,890,000
4,500,000    Pennsylvania Higher Educational
             Facilities Authority, The
             University of Pennsylvania
             Health Services Revenue Bonds,
             Series A of 1996, 5.875%,
             2015............................      4,528,125
4,055,000    Pennsylvania Housing Finance
             Agency Rental Housing Refunding
             Revenue Bonds, Issue 1992,
             6.40%, 2012.....................      4,151,306
1,500,000    Pennsylvania Housing Finance
             Agency Rental Housing Refunding
             Revenue Bonds, Issue 1992,
             6.25%, 2007.....................      1,550,625
2,000,000    Pennsylvania State Turnpike
             Commission Oil Franchise Tax
             Revenue, Series A, 6.00%,
             2014............................      2,042,500
1,500,000    Pittsburgh, Pennsylvania Water
             and Sewer Authority, Water and
             Sewer System First Lien Revenue
             Bonds, Series A of 1995, 5.50%,
             2015............................      1,449,375
                                                ------------
                                                  15,611,931
                                                ------------
             South Carolina (6.1%)
6,980,000    Charleston, South Carolina
             Waterworks & Sewer System
             Refunding & Capital Improvement
             Revenue Bonds, Series 1991,
             6.00%, 2018.....................      7,075,975
1,400,000    Greenville, South Carolina
             Hospital System Revenue Bonds
             Hospital Facilities, Series B,
             5.25%, 2017.....................      1,309,000
1,000,000    South Carolina Public Service
             Authority, Santee Cooper,
             Revenue Bonds, 1991 Series D,
             6.625%, 2031....................      1,096,250
1,500,000    South Carolina State Housing
             Finance & Development Authority
             Multi-Family Development Revenue
             Refunding, Series 1992-A,
             6.875%, 2023....................      1,550,625

                       Nationwide(R) Tax Free Income Fund
                                                      April 30, 1997 (Unaudited)

------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
$2,075,000   South Carolina State Housing
             Finance & Development Authority
             Homeownership Mortgage Purchase
             Bonds, Series 1994 A, 6.375%,
             2016............................   $  2,100,938
1,500,000    Spartanburg, South Carolina
             Water System Improvement
             &Refunding Revenue Bonds, Series
             1992, 6.25%, 2017...............      1,545,000
1,000,000    Spartanburg, South Carolina
             Water System Revenue Bonds,
             Series 1996, 6.10%, 2021........      1,023,750
                                                ------------
                                                  15,701,538
                                                ------------
             Tennessee (1.4%)
1,000,000    Nashville & Davidson County,
             Tennessee General Obligation
             Multi-Purpose Improvement Bonds,
             Series 1994, 6.125%, 2014.......      1,032,500
1,500,000    Nashville & Davidson County,
             Tennessee Health & Educational
             Facilities Revenue Bonds, Series
             1979, 7.875%, 2004..............      1,646,250
1,000,000    Shelby County, Tennessee General
             Obligation Public Improvement
             Bonds, 1996 Series A, 5.85%,
             2017............................      1,000,000
                                                ------------
                                                   3,678,750
                                                ------------
             Texas (13.5%)
2,325,000    Beaumont Independent School
             District, Texas Unlimited Tax
             School Building, Series 1996,
             5.00%, 2016.....................      2,139,000
1,000,000    Carrollton-Farmers Branch
             Independent School District,
             Texas General Obligation
             Permanent School Fund Guarantee,
             Series 1996, 5.70%, 2017........        995,000
1,100,000    Cypress-Fairbanks Independent
             School District, Texas General
             Obligation Permanent School Fund
             Guarantee, Series 1996, 5.375%,
             2019............................      1,043,625
2,300,000    Fort Bend Independent School
             District, Texas General
             Obligation Permanent School Fund
             Guarantee, Series 1996, 5.00%,
             2018............................      2,093,000
1,350,000    Fort Worth, Texas General
             Obligation Limited Tax Bonds,
             5.625%, 2017....................      1,331,437
2,500,000    Houston Independent School
             District, Texas Limited Tax
             Schoolhouse Refunding Bonds,
             Series 1997, 5.375%, 2017.......      2,375,000
7,720,000    Houston, Texas Water & Sewer
             Junior Lien Revenue Refunding,
             Series 1991-C, 6.375%, 2017.....      8,125,300
 490,000     Lower Colorado River Authority
             Texas Junior Lien Refunding
             Revenue Bonds, Series 1992
             (ETM), 6.00%, 2017..............        509,600
2,630,000    Lower Colorado River Authority
             Texas Junior Lien Refunding
             Revenue Bonds, Series 1992
             (Unrefunded), 6.00%, 2017.......      2,643,150
------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
$2,000,000   Texas A&M University System
             Board of Regents Revenue
             Financing System Bonds, Series
             1996, 5.375%, 2014..............   $  1,920,000
1,250,000    Texas National Research
             Laboratory Commission Revenue
             (Superconducting Super Collider
             Project), Series 1991, 7.10%,
             2021............................      1,387,500
3,175,000    Texas State Water Development
             Bonds, Series 1994, 6.90%,
             2017............................      3,480,594
2,000,000    University of Texas System
             Permanent University Fund Bonds,
             Series 1992B, 6.25%, 2013.......      2,122,500
3,000,000    Weatherford, Texas Independent
             School District Unlimited Tax
             School Building and Refunding
             Bonds, Series 1994, 6.50%,
             2015............................      3,187,500
1,090,000    Weatherford, Texas Independent
             School District Unlimited Tax
             School Building and Refunding
             Bonds, Series 1994, 6.40%,
             2012............................      1,151,312
                                                ------------
                                                  34,504,518
                                                ------------
             Utah (0.4%)
1,080,000    Intermountain Power Agency, Utah
             Power Supply Revenue Refunding
             Bonds, Series 1993-A, 5.50%,
             2020............................      1,012,500
                                                ------------
             Virginia (13.7%)
1,500,000    Fairfax County, Virginia Water
             Authority Water Refunding
             Revenue Series 1992, 6.00%,
             2022............................      1,513,125
4,250,000    Henrico County, Virginia Water
             and Sewer System Refunding
             Revenue Bonds, Series 1994,
             5.875%, 2014....................      4,228,750
1,985,000    Newport News, Virginia General
             Improvement Bonds, Series 1993
             E, 5.20%, 2013..................      1,908,081
8,000,000    Richmond, Virginia General
             Obligation Public Improvement
             Refunding Bonds, Series 1991-B,
             6.25%, 2018.....................      8,190,000
2,000,000    Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1992 C Subseries
             C-7, 6.30%, 2015................      2,030,000
1,000,000    Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995 B Subseries
             B-3, 6.35%, 2015................      1,023,750
1,930,000    Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995 B Subseries
             B-3, 6.35%, 2016................      1,975,837
5,500,000    Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1992 A, 7.10%,
             2022............................      5,699,375
1,000,000    Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series B Subseries B-2,
             6.50%, 2010.....................      1,062,500

                       Nationwide(R) Tax Free Income Fund
                                                      April 30, 1997 (Unaudited)

------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
$1,080,000   Virginia Housing Development
             Authority Commonwealth Mortgage
             Bonds, Series 1995-D, Subseries
             D-1, 5.95%, 2013................   $  1,084,050
2,000,000    Virginia Public School Authority
             School Financing Bonds (1991
             Resolution), Series 1994 A,
             6.20%, 2013.....................      2,110,000
4,595,000    Virginia Public School Authority
             School Financing Bonds (1991
             Resolution), Series 1995 C,
             5.00%, 2016.....................      4,233,144
                                                ------------
                                                  35,058,612
                                                ------------
             Washington (6.2%)
2,950,000    Seattle, Washington Metropolitan
             General Obligation Bonds, Series
             1991, 6.875%, 2020..............      3,015,520
7,650,000    Seattle, Washington Water System
             and Refunding Revenue Bonds,
             1993, 5.50%, 2018...............      7,296,187
3,500,000    Washington State Motor Vehicle
             Fuel Tax General Obligation
             Bonds, Series 1997 D, 5.375%,
             2022............................      3,351,250
2,155,000    Washington State General
             Obligation Unlimited Tax Bonds,
             Series DD-14 and B, 6.00%,
             2015............................      2,208,875
                                                ------------
                                                  15,871,832
                                                ------------
------------------------------------------------------------
Principal                Security                  Value
------------------------------------------------------------
             Wisconsin (4.6%)
$1,000,000   Wisconsin Housing and Economic
             Development Authority Home
             Ownership Revenue Bonds, Series
             A, 5.65%, 2010..................   $  1,006,250
2,000,000    Wisconsin State General
             Obligation, Series 1992-A,
             6.30%, 2011.....................      2,122,500
3,065,000    Wisconsin State General
             Obligation Refunding Bonds of
             1996, Series 1, 5.00%, 2014.....      2,861,944
2,000,000    Wisconsin State General
             Obligation Bonds of 1994, Series
             A, 5.00%, 2014..................      1,867,500
2,500,000    Wisconsin State Transportation
             Revenue Bonds, Series A, 5.50%,
             2012............................      2,468,750
1,500,000    Wisconsin State Transportation
             Revenue Bonds,1994 Series A,
             5.50%, 2011.....................      1,475,625
                                                ------------
                                                  11,802,569
                                                ------------
             Total municipal securities
             (cost $247,982,616).............   $255,136,751
                                                ============

------------------------

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                   Nationwide(R) U.S. Government Income Fund

                             Management Discussion
                              of Fund Performance

The total return for the Nationwide(R) U.S. Government Income Fund for the six-month period ended April 30, 1997 was 1.6% compared to a total return of 1.4% for its benchmark index, the Merrill Lynch Government Master Index.

The past six months have been a volatile period for the U.S. bond market. Early in the period, rates fell as the economy grew slowly with little inflation. Rates began to rise late in the year as investors became concerned that economic growth and low unemployment would lead to inflationary pressures. The Federal Reserve raised the federal funds rate by 25 basis points on March 25 and bond yields reached their highs in April. The net change in interest rates was approximately 50 basis points in intermediate rates and 35 basis points in long rates. The Fund outperformed its benchmark due to the tightening of spreads in the mortgage backed and callable agency sectors.

The U.S. Government Income Fund continues to maintain exposure to the mortgage market with approximately 80% in collateralized mortgage obligations (CMOs). These CMOs are well-structured bonds which should continue to enhance the yield and the return of the Fund. The Fund also continues to hold positions in both callable and non-callable agency notes. The remainder of the portfolio is invested in repurchase agreements for liquidity.

WAYNE T. FRISBEE, CFA
KIMBERLY BINGLE, CFA, FLMI
GARY HUNT, MBA
PORTFOLIO MANAGERS

                               Top Five Holdings

                                   VALUE          %
-----------------------------------------------------
FNMA Remics                     $15,324,252     39.4%
FHLMC Remics                     15,204,627     39.2%
Federal Home Loan Bank            3,960,068     10.2%
Federal National Mortgage
  Association                     1,533,167      3.9%
Federal Home Loan Mortgage
  Corp.                           1,000,232      2.6%

                                Fund Performance
                          $10,000 Lump Sum Investment

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1992                                      9848             103
1993                                     10192             905
1994                                      9686            1491
1995                                      9727            2207
1996                                      9909            2984
1997                                     10020            3806

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
1992                                      9848             103
1993                                     10192             905
1994                                      9686            1491
1995                                      9727            2207
1996                                      9909            2984
1997                                     10020            3806

The graph above shows the ending investment value as of 4/30/97 on a hypothetical $10,000 investment with dividends reinvested for the life of the Fund (inception 2/28/92). The ending value of $13,826 represents an average annual compound total return of 6.5% without including the contingent deferred sales charge (CDSC).

                     Average Annual (Compound) Total Return

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
            1               7.2%           6.2%            .1%
-----------------------------------------------------------------------
            5               6.8%           6.3%           6.4%
-----------------------------------------------------------------------
               Life         6.5%           6.3%           6.3%
-----------------------------------------------------------------------

 (5 years, 2 months)

 *For Periods Ended 4/30/97. These returns do not reflect the effects of sales charges.
**For Periods Ended 3/31/97. Assumes the applicable contingent deferred sales charge (CDSC) was paid on withdrawals from the U.S. Government Income Fund which has the most dramatic effect on the one-year performance figures. The CDSC declines from 5% in the first year to 0% after 5 years.

Average annual (compound) total return represents the average annual percentage change in the value of an investment for the specified periods assuming a redemption of the investment at the end of such periods. It reflects the changes in share price and assumes reinvestment of all dividends and distributions at net asset value. Total return figures represent past performance and are not predictive of future performance. Investment returns and principal value of an investment will fluctuate so that individual shares, when redeemed, may be worth more or less than the original cost.

  Nationwide(R) Family of Funds
                     U.S. Government Income Fund Highlights

- For the 12-month period ended April 30, 1997, Morningstar, one of the leading publications of the mutual fund industry, ranked the Nationwide(R) U.S. Government Income Fund in the top 12% out of 340 of its peer funds. For five years the Fund was in the top 21% out of 152 of its peer funds. Morningstar has categorized the Fund and its peers in the Intermediate-term Government Bond Fund Category. Morningstar's rankings are based on total return and are unadjusted for sales charges. Past performance is no guarantee of future results.

- The U.S. Government Income Fund was picked by Fortune magazine (December 23,
  1996) as one of "The Very Best Mutual Funds" in the Government-General mutual fund category. Rankings were based on the funds' three-year performance returns after sales loads and taxes.

- The Nationwide(R) U.S. Government Income Fund seeks to limit share price fluctuation by attempting to maintain an average portfolio maturity of 10 years or less. All bond prices (U.S. government, municipal and corporate) are affected by interest rates. However, the change in interest rates does not affect all bond prices equally. Generally, as interest rates rise, the value of existing bonds falls and vice versa. Many other factors contribute to a change in value, however the maturity of a bond is the major contributing factor -- generally, shorter maturities are less subject to price fluctuation, while longer maturities are subject to a greater price fluctuation.

- Interest-rate expectations, yield-curve analysis, economic forecasting, market-sector analysis and other security selection techniques are used in selecting securities for the Fund. The Fund's investments are concentrated in areas of the bond market (based on sector, coupon or maturity) which are believed to be relatively undervalued.

                            Statement of Investments
                   Nationwide(R) U.S. Government Income Fund
                                                      April 30, 1997 (Unaudited)

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (78.6%)
$1,500,000    FNMA REMIC Series 92-126, Class
              VB,
              8.00%, 07/25/02 .................   $  1,532,513
 5,000,000    FHLMC REMIC Series 1462, Class
              PT,
              7.50%, 01/15/03 .................      5,087,205
 3,000,000    FHLMC REMIC Series 1313, Class G,
              7.25%, 06/15/07 .................      3,016,320
 4,000,000    FHLMC REMIC Series 1344, Class D,
              6.00%, 08/15/07 .................      3,662,360
 4,000,000    FNMA REMIC Series 92-151, Class
              H,
              6.00%, 08/25/07 .................      3,710,160
   376,324    FNMA REMIC Series 1988-25, Class
              B,
              9.25%, 10/25/18 .................        394,992
 2,393,496    FNMA REMIC Series 1990-7, Class
              B,
              8.50%, 01/25/20 .................      2,477,184
 3,437,917    FHLMC REMIC Series 31, Class E,
              7.55%, 05/15/20 .................      3,438,742
 2,274,837    FNMA REMIC Series 1992-81, Class
              Z,
              8.50%, 04/25/22 .................      2,377,653
 5,000,000    FNMA REMIC Series 1993-203, Class
              PJ,
              6.50%, 10/15/23 .................      4,831,750
                                                  ------------
              Total mortgage-backed securities
              (cost $30,602,821)...............     30,528,879
                                                  ------------
              U.S. GOVERNMENT AND AGENCY
              LONG-TERM OBLIGATIONS (18.3%)
 1,000,000    Federal Home Loan Mortgage Corp.
              7.445%, 04/14/04 ................      1,000,232
 4,000,000    Federal Home Loan Banks
              6.36%, 03/21/01 .................      3,960,068
 1,550,000    Federal National Mortgage
              Association
              7.26%, 10/05/05 .................      1,533,167
 2,000,000    Resolution Funding STRIPS,
              0.00%, 07/15/13..................        627,978
                                                  ------------
              Total U.S. government and agency
              long-term obligations
              (cost $7,025,874)................      7,121,445
                                                  ------------

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              REPURCHASE AGREEMENT (2.9%)
$1,120,000    Prudential Securities
              5.32%, 05/01/97, Collateralized
              by
              $1,140,000 Federal Home Loan
              Banks, 6.25%, 04/16/99, market
              value $1,142,850 (cost
              $1,120,000)                         $  1,120,000
                                                  ------------
              Total investments
              (cost $38,748,695)...............   $ 38,770,324
                                                  ============

------------------------

The abbreviations in the above statement stand for the following:

     FNMA    Federal National Mortgage Association
     FHLMC   Federal Home Loan Mortgage Corporation
     REMIC   Real Estate Mortgage Investment Conduit

Cost also represents cost for federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                        Nationwide(R) Money Market Fund

                             Management Discussion
                              of Fund Performance

The Nationwide(R) Money Market Fund had a 2.4% six-month total return for the period ended April 30, 1997, compared to 2.4% for its fund peer group, IBC Financial Data, Inc. -- First Tier Taxable, and 1.1% for its benchmark, The Consumer Price Index.

Responding to indications of persistent strength in the economy, the Federal Reserve Board raised the target over-night funds rate 25 basis points to 5.50% in March, in an effort to prevent a resurgence of inflation. Banks followed with an increase in the prime rate to 8.50% from 8.25%, and other short-term market rates responded equally. At the time of the Fed tightening, the average maturity of the Money Market Fund was shorter than its peer group, which impacted the portfolio positively.

Emphasis has been placed on a portfolio of high quality commercial paper in a maturity structure averaging 35-45 days. Typically, 90% of the holdings have been in first tier commercial paper, with the balance invested in fixed and adjustable rate federal agency obligations and U.S. Treasury bills.

Going forward, the focus will remain on asset classes providing the most favorable risk/return profiles, in a balanced maturity structure, while adhering to the objectives of a stable share value and liquidity.

WILLIAM M. BURTCH, MBA
PORTFOLIO MANAGER

                               Top Five Holdings

                                    VALUE         %
-----------------------------------------------------
GE Capital Corp.                 $33,108,154     4.1%
Merrill Lynch & Co.               31,634,699     4.0%
Rubbermaid Inc.                   30,769,437     3.9%
Pitney Bowes Credit Corp.         29,766,274     3.7%
MetLife Funding, Inc.             29,692,040     3.7%

                                Fund Performance
                 Yield Trend of Fund vs. Deposit Account (MMDA)

  Measurement Period       Total net     Acquired by
 (Fiscal Year Covered)    Asset Value    Investments
04/96                              2.7           2.09
05/96                             2.66           2.13
06/96                             2.66           2.15
07/96                             2.69           2.18
08/96                             2.68            2.2
09/96                             2.68           2.21
10/96                             2.66           2.21
11/96                             2.66           2.19
12/96                             2.63            2.2
01/97                             2.63            2.2
02/97                             2.63           2.24
03/97                             2.64           2.23
04/97                             2.63           2.31

      MEASUREMENT PERIOD           TOTAL NET      ACQUIRED BY
    (FISCAL YEAR COVERED)         ASSET VALUE     INVESTMENTS
04/96                                      2.7            2.09
05/96                                     2.66            2.13
06/96                                     2.66            2.15
07/96                                     2.69            2.18
08/96                                     2.68             2.2
09/96                                     2.68            2.21
10/96                                     2.66            2.21
11/96                                     2.66            2.19
12/96                                     2.63             2.2
01/97                                     2.63             2.2
02/97                                     2.63            2.24
03/97                                     2.64            2.23
04/97                                     2.63            2.31

The graph above shows the Money Market Fund yield trend during the 12 months ended April 30, 1997, as compared to the average federally insured bank Money Market Deposit Account (MMDA) rates over the same 12-month period. For the period ended April 30, 1997, the Money Market Fund 30-day current yield was 4.94%.

                     Average Annual (Compound) Total Return

                         *$1,000         *$100         **$1,000
                         LUMP SUM       MONTHLY        LUMP SUM
                        INVESTMENT     INVESTMENT     INVESTMENT
          YEARS           w/o sc         w/o sc         w/ sc
-----------------------------------------------------------------------
             1              5.0%           5.0%           5.0%
-----------------------------------------------------------------------
             5              4.1%           4.6%           4.1%
-----------------------------------------------------------------------
            10              5.5%           4.9%           5.5%
-----------------------------------------------------------------------
            15              6.5%           5.6%           6.6%
-----------------------------------------------------------------------

*  For Periods Ended 4/30/97. There are no sales charges for the Money Market
   Fund.

** For Periods Ended 3/31/97.

An investment in the Nationwide(R) Money Market Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

  Nationwide(R) Family of Funds
                          Money Market Fund Highlights

- Benefits of the Nationwide(R) Money Market Fund include competitive current market rates, liquidity without penalty, daily compounding, security of principal and free check writing privileges.

- Conservative investors seeking greater growth or income may benefit from the Money Market Plus Growth(SM) and Money Market Plus Income(SM) strategies. The principal remains in the Money Market Fund and dividends are automatically reinvested into one of the other Nationwide mutual funds.

- While providing investors with yields at current market interest rates, the Nationwide(R) Money Market Fund also seeks to provide the stability of a fixed share price unaffected by market swings. During the Fund's life, its share price has always been $1.00. An investment in the Nationwide(R) Money Market Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

                            Statement of Investments
                        Nationwide(R) Money Market Fund
                                                      April 30, 1997 (Unaudited)

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              CANADIAN GOVERNMENT OBLIGATIONS (3.0%)
              Canadian Wheat Board
$4,425,000    5.24%, 05/12/97..................   $  4,417,915
 1,500,000    5.33%, 05/16/97..................      1,496,669
 5,000,000    5.30%, 05/27/97..................      4,980,861
 5,000,000    5.30-5.32%, 06/03/97.............      4,975,708
 8,000,000    5.55%, 06/30/97..................      7,926,000
                                                  ------------
              Total Canadian government
              obligations
              (cost $23,797,153)...............     23,797,153
                                                  ------------

              COMMERCIAL PAPER (92.3%)
              Auto/Finance (3.4%)
              Ford Motor Credit Co.
 8,000,000    5.48%, 05/05/97..................      7,995,129
10,000,000    5.50-5.53%, 05/30/97.............      9,955,574
 4,575,000    5.60%, 06/27/97..................      4,534,435
 5,000,000    5.62%, 07/22/97..................      4,935,994
                                                  ------------
                                                    27,421,132
                                                  ------------
              Banks (10.3%)
              Banc One Corp.
 5,000,000    5.53%, 05/08/97..................      4,994,624
 6,745,000    5.50-5.52%, 05/15/97.............      6,730,560
              J.P. Morgan & Co., Inc.
 5,500,000    5.33%, 06/09/97..................      5,468,242
 8,000,000    5.35%, 06/13/97..................      7,948,878
 2,550,000    5.44%, 09/09/97..................      2,499,521
              National City Credit Corp.
 8,000,000    5.32%, 05/01/97..................      8,000,000
 9,040,000    5.55%, 06/02/97..................      8,995,403
 6,090,000    5.53%, 06/10/97..................      6,052,580
 5,000,000    5.63%, 06/27/97..................      4,955,429
              Norwest Corp.
 8,000,000    5.56%, 05/20/97..................      7,976,525
 5,000,000    5.52%, 06/04/97..................      4,973,933
 6,000,000    5.54%, 06/09/97..................      5,963,990
              Suntrust Banks, Inc.
 8,000,000    5.56%, 05/19/97..................      7,977,760
                                                  ------------
                                                    82,537,445
                                                  ------------
              Broker-Dealers (11.4%)
              Bear Stearns Company
 5,000,000    5.56%, 05/29/97..................      4,978,378
 7,000,000    5.60%, 06/02/97..................      6,965,156
 5,000,000    5.57%, 06/12/97..................      4,967,508
 8,000,000    5.58%, 06/16/97..................      7,942,960
              Goldman Sachs Group
 6,000,000    5.32%, 05/02/97..................      5,999,113
 3,000,000    5.35%, 05/12/97..................      2,995,096
 7,150,000    5.52%, 05/21/97..................      7,128,073
 5,000,000    5.55%, 05/27/97..................      4,979,958
 5,000,000    5.50%, 05/30/97..................      4,977,847
              Merrill Lynch & Co., Inc.
 2,822,000    5.65%, 05/01/97..................      2,822,000
 9,000,000    5.58%, 05/15/97..................      8,980,470
 5,000,000    5.35%, 05/20/97..................      4,985,882
   900,000    5.55%, 05/21/97..................        897,225
 8,000,000    5.57%, 05/22/97..................      7,974,007
 6,000,000    5.52-5.53%, 05/28/97.............      5,975,115
              Smith Barney, Inc.
 8,000,000    5.35%, 05/13/97..................      7,985,733
                                                  ------------
                                                    90,554,521
                                                  ------------

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              Chemicals (3.7%)
              Monsanto Co.
$6,430,000    5.32%, 05/05/97..................   $  6,426,199
 8,000,000    5.32%, 05/08/97..................      7,991,724
 6,000,000    5.55%, 06/17/97..................      5,956,525
              PPG Industries, Inc.
 9,000,000    5.55%, 05/01/97..................      9,000,000
                                                  ------------
                                                    29,374,448
                                                  ------------
              Consumer Products (1.6%)
              Clorox Co.
 6,000,000    5.36%, 05/19/97..................      5,983,920
 8,000,000    5.55%, 06/05/97..................      7,956,833
                                                  ------------
                                                    13,940,753
                                                  ------------
              Consumer Sales Finance (9.6%)
              American Express Credit Corp.
10,085,000    5.34%, 05/02/97..................     10,083,504
 5,000,000    5.38%, 05/07/97..................      4,995,517
 8,000,000    5.50-5.52%, 05/29/97.............      7,965,653
              Associates Corp. of North America
 6,705,000    5.36%, 05/14/97..................      6,692,022
 9,000,000    5.54%, 06/25/97..................      8,923,825
              Avco Financial Services, Inc.
 5,000,000    5.33%, 05/01/97..................      5,000,000
              Beneficial Corp.
 8,000,000    5.34%, 05/01/97..................      8,000,000
 5,000,000    5.51%, 05/30/97..................      4,977,807
              Commercial Credit Corp.
 9,000,000    5.50%, 05/07/97..................      8,991,750
 2,410,000    5.49%, 05/21/97..................      2,402,649
 8,465,000    5.55%, 05/28/97..................      8,429,764
                                                  ------------
                                                    76,462,491
                                                  ------------
              Corporate Credit Unions (3.5%)
              U.S. Central Credit
14,335,000    5.30-5.55%, 05/09/97.............     14,318,105
 8,420,000    5.53%, 05/12/97..................      8,405,773
 5,000,000    5.32%, 05/16/97..................      4,988,917
                                                  ------------
                                                    27,712,795
                                                  ------------
              Diversified Finance (4.1%)
              GE Capital Corp.
 6,000,000    5.35%, 05/05/97..................      5,996,433
 5,000,000    5.55%, 05/14/97..................      4,989,979
 3,000,000    5.36%, 05/15/97..................      2,993,747
 3,500,000    5.55%, 06/10/97..................      3,478,417
 5,000,000    5.55%, 06/24/97..................      4,958,375
 5,775,000    5.55%, 06/26/97..................      5,725,142
 5,025,000    5.63%, 07/15/97..................      4,966,061
                                                  ------------
                                                    33,108,154
                                                  ------------
              Entertainment (0.8%)
              Walt Disney Company
 5,000,000    5.32%, 06/09/97..................      4,971,183
 1,100,000    5.40%, 08/04/97..................      1,084,325
                                                  ------------
                                                     6,055,508
                                                  ------------

                        Nationwide(R) Money Market Fund
                                                      April 30, 1997 (Unaudited)

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              Financial Services/Utilities
              (3.5%)
              National Rural Utilities
              Cooperative Finance Corp.
$7,050,000    5.25-5.39%, 05/23/97.............   $  7,026,778
 6,000,000    5.56-5.57%, 06/03/97.............      5,969,420
 5,000,000    5.55%, 06/09/97..................      4,969,937
 5,000,000    5.50-5.55%, 06/13/97.............      4,966,854
 5,000,000    5.57%, 07/01/97..................      4,952,810
                                                  ------------
                                                    27,885,799
                                                  ------------
              Food & Beverage (7.3%)
              CPC International, Inc.
 5,000,000    5.28%, 05/05/97..................      4,997,067
 8,000,000    5.56%, 06/25/97..................      7,932,045
 4,465,000    5.58%, 07/09/97..................      4,417,247
 5,000,000    5.62%, 07/22/97..................      4,935,994
              Campbell Soup Co.
 8,000,000    5.55%, 06/27/97..................      7,929,700
 9,000,000    5.55%, 07/07/97..................      8,907,038
 5,000,000    5.55%, 07/14/97..................      4,942,958
              Heinz "HJ" Company Co.
 7,000,000    5.48%, 05/19/97..................      6,980,820
 7,000,000    5.50%, 05/29/97..................      6,970,056
                                                  ------------
                                                    58,012,925
                                                  ------------
              Heavy Equipment/Finance (3.4%)
              Caterpillar Financial Services,
              Inc.
 6,000,000    5.32%, 05/06/97..................      5,995,567
 5,000,000    5.35%, 05/08/97..................      4,994,799
 5,000,000    5.43%, 05/09/97..................      4,993,967
 5,000,000    5.27%, 05/12/97..................      4,991,948
 3,500,000    5.35-5.55%, 05/13/97.............      3,493,525
 2,300,000    5.55%, 06/04/97..................      2,287,944
                                                  ------------
                                                    26,757,750
                                                  ------------
              Housewares (3.9%)
              Rubbermaid, Inc.
 2,500,000    5.56%, 05/01/97..................      2,500,000
 5,000,000    5.33%, 05/13/97..................      4,991,117
 3,592,000    5.38%, 05/16/97..................      3,583,948
 7,000,000    5.43%, 05/22/97..................      6,977,827
 8,700,000    5.56%, 06/10/97..................      8,646,253
 4,100,000    5.55%, 06/17/97..................      4,070,292
                                                  ------------
                                                    30,769,437
                                                  ------------
              Insurance (9.7%)
              Marsh & McLennan Co.
 2,663,000    5.45-5.50%, 05/02/97.............      2,662,593
 7,090,000    5.47-5.50%, 05/06/97.............      7,084,584
 4,150,000    5.48%, 05/07/97..................      4,146,210
              MetLife Funding, Inc.
 2,635,000    5.34%, 05/09/97..................      2,631,873
 7,000,000    5.25%, 05/12/97..................      6,988,771
 5,000,000    5.24-5.50%, 05/16/97.............      4,989,083
 3,425,000    5.25%, 05/19/97..................      3,416,009
 2,850,000    5.30%, 05/22/97..................      2,841,189
 2,694,000    5.53%, 06/09/97..................      2,677,861
 6,193,000    5.54%, 06/18/97..................      6,147,254
              Old Republic Capital Corp.
10,000,000    5.32%, 05/06/97..................      9,992,611
 5,000,000    5.37-5.57%, 06/04/97.............      4,973,792
 5,000,000    5.41-5.40%, 07/08/97.............      4,949,000
--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
$8,000,000    5.62-5.63%, 08/05/97.............   $  7,880,107
              Principal Mutual Life Co.
 5,000,000    5.50%, 05/14/97..................      4,990,069
                                                  ------------
                                                    76,371,006
                                                  ------------
              Office Equipment and Supplies (3.7%)
              Pitney Bowes Credit Corp.
 5,000,000    5.23%, 05/02/97..................      4,999,274
10,975,000    5.30-5.31%, 06/12/97.............     10,907,056
 6,000,000    5.40%, 06/23/97..................      5,952,300
 3,000,000    5.57%, 07/11/97..................      2,967,044
 5,000,000    5.28%, 07/21/97..................      4,940,600
                                                  ------------
                                                    29,766,274
                                                  ------------
              Oil & Gas (2.5%)
              Koch Industries, Inc.
10,000,000    5.60%, 05/01/97..................     10,000,000
10,000,000    5.48%, 05/21/97..................      9,969,556
                                                  ------------
                                                    19,969,556
                                                  ------------
              Oil & Gas: Equipment and Services (0.6%)
              Chevron Oil Finance
 5,000,000    5.55%, 05/06/97..................      4,996,146
                                                  ------------
              Paper and Forest Products (0.8%)
              Sonoco Products Co.
 6,000,000    5.50%, 05/27/97..................      5,976,167
                                                  ------------
              Packaging/Containers (1.6%)
              Bemis Co., Inc.
 8,000,000    5.50%, 06/05/97..................      7,957,222
 5,000,000    5.55%, 06/09/97..................      4,969,937
                                                  ------------
                                                    12,927,159
                                                  ------------
              Pharmaceuticals/Personal Care (3.2%)
              Glaxo Wellcome PLC
 9,000,000    5.55%, 06/23/97..................      8,926,463
 5,000,000    5.59%, 07/02/97..................      4,951,864
              Schering Corp.
 1,900,000    5.30%, 05/27/97..................      1,892,727
 5,000,000    5.30-5.33%, 06/24/97.............      4,960,250
 4,660,000    5.60-5.61%, 08/05/97.............      4,590,287
                                                  ------------
                                                    25,321,591
                                                  ------------
              Premium Finance (3.7%)
              A.I. Credit Corp.
 9,490,000    5.27-5.28%, 06/05/97.............      9,441,322
 8,000,000    5.55%, 07/01/97..................      7,924,767
 5,000,000    5.58%, 07/15/97..................      4,941,875
 7,365,000    5.23%, 07/21/97..................      7,278,332
                                                  ------------
                                                    29,586,296
                                                  ------------
              Total commercial paper
              (cost $735,507,353)..............    735,507,353
                                                  ------------

                        Nationwide(R) Money Market Fund
                                                      April 30, 1997 (Unaudited)

--------------------------------------------------------------
 Principal                Security                   Value
--------------------------------------------------------------
              U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS (4.7%)
              Federal Farm Credit Banks
$10,000,000   5.35%, var., 03/03/98............   $ 10,000,000
              FNMA Medium Term Note
 5,000,000    5.53%, 10/29/97..................      4,999,425
              U.S. Treasury Bills
 5,000,000    5.41%, 05/29/97..................      4,978,961
 5,000,000    5.11%, 10/16/97..................      4,880,766
 8,000,000    5.17-5.425%, 11/13/97............      7,774,818
 4,900,000    5.20%, 12/11/97..................      4,741,458
                                                  ------------
              Total U.S. government and agency
              obligations (cost $37,375,428)...           ,428
                                                  ------------
              Total investments
              (cost $796,679,934)..............   $796,679,934
                                                  ============

------------------------

The abbreviations in the above statement stands for the following:

     FNMA   Federal National Mortgage Association
     PLC    Public Limited Company

Cost also represents cost for federal income tax purposes.

Portfolio Holding percentages represent value as a percentage of net assets.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                      Statements of Assets and Liabilities
                                                      April 30, 1997 (Unaudited)

                                    NATIONWIDE(R)                     NATIONWIDE(R)   NATIONWIDE(R)   NATIONWIDE(R)  NATIONWIDE(R)
                                       GROWTH       NATIONWIDE(R)         BOND          TAX-FREE      U.S. GOV'T     MONEY MARKET
                                        FUND             FUND             FUND        INCOME FUND     INCOME FUND        FUND
Assets
Investments in securities, at
value (cost                         $697,769,275    $1,122,895,741    $116,655,115    $255,136,751    $38,770,324    $796,679,934
$520,890,915, $636,433,826,
 $115,787,402,
$247,982,616 $38,748,695 and
$796,679,934, respectively)
Receivable for Fund shares sold         156,063            764,244             --          15,592            --       2,016,110
Receivable for investment
securities sold                       3,527,677          6,142,928      9,563,170              28     1,140,000      20,000,000
Accrued interest and dividends
receivable                              641,717          2,154,072      1,982,292       5,211,445       224,684          90,936
Total assets                        702,094,732      1,131,956,985    128,200,577     260,363,816     40,135,008     818,786,980
Liabilities
Bank loan                               168,719            212,083         18,436       1,025,197        10,485         653,525
Payable for Fund shares redeemed        887,908          1,160,667        422,429       1,088,526        67,388       7,650,146
Payable for investment securities
purchased                             4,732,401          7,619,515      4,320,533       1,329,429     1,120,000      12,820,002
Accrued management fees                 276,024            436,385         50,294         136,311        20,434         292,679
Accrued transfer agent fees              33,407             33,718         16,474          25,482         4,052          51,773
Accrued distribution fees                     -                  -              -          42,012         6,287               -
Dividends payable                         4,218                544        112,713         307,578        47,025         128,861
Other accrued expenses                  147,577            239,904         35,797          52,361         8,416          70,240
Total liabilities                     6,250,254          9,702,816      4,976,676       4,006,896     1,284,087      21,667,226
Net Assets                          $695,844,478    $1,122,254,169    $123,223,901    $256,356,920    $38,850,921    $797,119,754
Net assets represented by:
Capital Shares, $1 par value
outstanding                         $50,571,640     $   50,653,565    $13,515,144     $25,265,095     $3,918,524     $797,120,725
Capital paid in excess of par
value                               418,824,597        550,477,543    119,593,459     226,059,014     35,312,415              -
Net unrealized appreciation
(depreciation)                      176,878,360        486,461,915        867,713       7,154,135        21,629               -
Accumulated undistributed net
realized gain (loss)                 48,973,012         32,940,385    (10,819,448)     (2,121,288)     (401,674)              -
Accumulated undistributed
(distributions in excess of) net
investment income                       596,869          1,720,761         67,033             (36)           27            (971)
Net Assets                          $695,844,478    $1,122,254,169    $123,223,901    $256,356,920    $38,850,921    $797,119,754
Shares outstanding (unlimited
number of shares authorized)         50,571,640         50,653,565     13,515,144      25,265,095     3,918,524      797,120,725
Net asset value per share           $     13.76     $        22.16    $      9.12     $     10.15     $    9.91      $     1.00
Offering price
(100%/(100%-Maximum Sales Charge)
of net asset value adjusted to
nearest cent) per share*            $     14.41     $        23.20    $      9.55     $     10.15     $    9.91      $     1.00
Maximum sales charge                       4.50%              4.50%          4.50%              -             -               -

*For Nationwide(R) Tax-Free Income Fund and U.S. Government Income Fund, redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                            Statements of Operations
                                     Six months ended April 30, 1997 (Unaudited)

                                                                                           NATIONWIDE(R) NATIONWIDE(R) NATIONWIDE(R)
                                                 NATIONWIDE(R)                NATIONWIDE(R)  TAX-FREE    U.S. GOV'T      MONEY
                                                   GROWTH      NATIONWIDE(R)     BOND         INCOME       INCOME       MARKET
                                                    FUND           FUND          FUND          FUND         FUND         FUND
INVESTMENT INCOME:
Income:
Dividends                                        $4,578,271    $10,498,018             -           -            -             -
Interest                                          1,108,558        608,852    $4,663,454    $7,726,196   $1,343,803   $20,541,198
Total income                                      5,686,829     11,106,870     4,663,454    7,726,196    1,343,803    20,541,198
Expenses:
Investment management fees                        1,718,187      2,576,982       318,681     842,257      125,381     1,880,381
Distribution fees                                         -              -             -     455,158       67,513             -
Transfer agent fees                                 335,878        349,022        80,625      75,942       19,638       326,260
Shareholders' reports                                66,644         69,286        32,726      26,643        7,613        96,759
Registration fees                                         -              -             -      11,452        7,439             -
Professional services                                15,532         22,160         3,237       8,779        2,391        16,096
Custodian fees                                       13,239         20,039         7,480      15,998        3,669        19,613
Trustees' fees and expenses                           9,431         13,695         2,141       1,362          199         9,851
Other                                                13,045         17,875         3,467       6,457        1,151        13,389
Total expenses before waived expenses             2,171,956      3,069,059       448,357    1,444,048     234,994     2,362,349
Total waived expenses                                     -              -             -     195,068       28,934       188,038
Net expenses                                      2,171,956      3,069,059       448,357    1,248,980     206,060     2,174,311
Net investment income                            $3,514,873    $ 8,037,811    $4,215,097    $6,477,216   $1,137,743   $18,366,887
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on investments          $48,943,615   $32,987,910    $(1,294,165)  $1,130,057          -             -
Net change in unrealized appreciation
(depreciation)                                   18,189,075    112,833,809    (1,804,117)   (3,530,597)  $(498,841)           -
Net realized and unrealized gain (loss) on
investments                                      67,132,690    145,821,719    (3,098,282)   (2,400,540)  (498,841)            -
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                       $70,647,563   $153,859,530   $1,116,815    $4,076,676   $638,902     $18,366,887

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                      Statements of Changes in Net Assets

                                            NATIONWIDE(R)                   NATIONWIDE(R)                   NATIONWIDE(R)
                                             GROWTH FUND                        FUND                          BOND FUND
                                                      Year ended                      Year ended                      Year ended
                                                     October 31,                     October 31,                     October 31,
                                      Six months         1996         Six months         1996         Six months         1996
                                     ended April                     ended April                     ended April
                                         30,                             30,                             30,
                                         1997                            1997                            1997
                                     (Unaudited)                     (Unaudited)                     (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income.............   $  3,514,873    $ 7,703,939    $   8,037,811    $16,691,422     $  4,215,097    $ 8,759,058
Net realized gain (loss) on
 investments......................     48,943,615     45,484,621       32,987,910     59,251,910       (1,294,165)      (171,239)
Net change in unrealized
appreciation (depreciation) of
investments.......................     18,189,075     20,001,960      112,833,809    127,452,048       (1,804,117)    (2,045,242)
                                      ---------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations.........     70,647,563     73,190,520      153,859,530    203,395,380        1,116,815      6,542,577
Distributions to shareholders from:
Net investment income.............     (3,215,671)    (7,521,249)      (7,695,100)   (16,077,181)      (4,215,100)    (8,801,481)
Net realized gain from investment
 transactions.....................    (45,429,447)   (55,130,738)     (59,238,908)   (42,514,603)              --             --
                                      ---------------------------------------------------------------------------------------
Decrease in net assets from
distributions to shareholders.....    (48,645,118)   (62,651,987)     (66,934,008)   (58,591,784)      (4,215,100)    (8,801,481)
Capital share transactions:
Net proceeds from sale of
 shares...........................     34,282,052     91,753,548       98,053,625    100,830,600        7,185,203     17,666,533
Net asset value of shares issued
to shareholders from reinvestment
of dividends......................     48,009,043     61,359,336       62,933,138     51,530,171        3,479,754      7,287,372
Cost of shares redeemed...........    (64,064,767)   (90,962,567)     (84,247,886)   (134,240,940)    (17,595,503)   (23,074,853)
                                      ---------------------------------------------------------------------------------------
Increase (decrease) in net assets
derived from capital share
transactions......................     18,226,328     62,150,317       76,738,877     18,119,831       (6,930,546)     1,879,052
                                      ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS............................     40,228,773     72,688,850      163,664,399    162,923,427      (10,028,831)      (379,852)
NET ASSETS--BEGINNING OF PERIOD...    655,615,705    582,926,855      958,589,770    795,666,343      133,252,732    133,632,584
                                      ---------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD.........   $695,844,478    $655,615,705   $1,122,254,169   $958,589,770    $123,223,901    $133,252,732
                                      =======================================================================================
Undistributed net realized gain
(loss) on investments included in
net assets at end of period.......   $ 48,973,012    $45,458,844    $  32,940,385    $59,191,383     $(10,819,448)   $(9,525,283)
                                      =======================================================================================
Undistributed net investment
income included in net assets at
end of period.....................   $    596,869    $   297,667    $   1,720,761    $ 1,378,050     $     67,033    $    67,036
                                      =======================================================================================
Share activity:
Shares sold.......................      2,495,829      7,069,963        4,600,370      5,349,375          778,306      1,897,464
Reinvestment of dividends.........      3,581,014      4,952,188        3,067,606      2,874,632          376,721        784,086
Shares redeemed...................     (4,658,172)    (6,978,391)      (3,972,188)    (7,129,736)      (1,903,962)    (2,486,318)
                                      ---------------------------------------------------------------------------------------
Net increase (decrease) in number
of shares.........................      1,418,671      5,043,760        3,695,788      1,094,271         (748,935)       195,232
                                      =======================================================================================

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                      Statements of Changes in Net Assets

                                             NATIONWIDE(R)                  NATIONWIDE(R)                   NATIONWIDE(R)
                                         TAX-FREE INCOME FUND           U.S. GOV'T INCOME FUND            MONEY MARKET FUND
                                                       Year ended                     Year ended                      Year ended
                                                      October 31,                     October 31,                    October 31,
                                       Six months         1996         Six months        1996         Six months         1996
                                      ended April                     ended April                    ended April
                                          30,                             30,                            30,
                                          1997                            1997                           1997
                                      (Unaudited)                     (Unaudited)                    (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income..............   $  6,477,216    $13,117,546     $  1,137,743    $2,301,535     $ 18,366,887    $32,364,472
Net realized gain on investments...      1,130,057      2,055,736               --        34,406               --             --
Net change in unrealized
appreciation (depreciation) of
investments........................     (3,530,597)    (1,473,376)        (498,841)     (277,059)              --             --
                                       ---------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations..........      4,076,676     13,699,906          638,902     2,058,882       18,366,887     32,364,472
Distributions to shareholders from:
Net investment income..............     (6,477,216)   (13,122,781)      (1,137,716)   (2,301,535)     (18,366,536)   (32,359,207)
In excess of net investment
income.............................            (36)       (11,029)              --       (34,406)              --
Net realized gain from investment
transactions.......................             --             --                             --                          (4,106)
Tax return of capital..............             --             --               --           (10)              --             --
                                       ---------------------------------------------------------------------------------------
Decrease in net assets from
distributions to shareholders......     (6,477,252)   (13,133,810)      (1,137,716)   (2,335,951)     (18,366,536)   (32,363,313)
Capital share transactions:
Net proceeds from sale of shares...      8,586,720     20,245,316        2,597,369     4,773,320      500,153,940    746,407,569
Net asset value of shares issued to
shareholders from reinvestment of
dividends..........................      4,597,753      9,330,442          849,381     1,753,068       17,557,934     30,963,908
Cost of shares redeemed............    (19,068,737)   (27,983,697)      (3,594,220)   (6,529,084)    (450,092,233)   (652,583,762)
                                       ---------------------------------------------------------------------------------------
Increase (decrease) in net assets
derived from capital share
transactions.......................     (5,884,264)     1,592,061         (147,470)       (2,696)      67,619,641    124,787,715
                                       ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS.............................     (8,284,840)     2,158,157         (646,284)     (279,765)      67,619,992    124,788,874
NET ASSETS--BEGINNING OF PERIOD....    264,641,760    262,483,603       39,497,205    39,776,970      729,499,762    604,710,888
                                       ---------------------------------------------------------------------------------------
NET ASSETS--END OF PERIOD..........   $256,356,920    $264,641,760    $ 38,850,921    $39,497,205    $797,119,754    $729,499,762
                                       =======================================================================================
Undistributed net realized gain
(loss) on investments included in
net assets at end of period........   $ (2,121,288)   $(3,251,345)    $   (401,674)   $ (401,674)    $         --    $        --
                                       =======================================================================================
Undistributed (distributions in
excess of) net investment income
included in net assets at end of
period.............................   $        (36)   $   (11,029)    $         27    $  (34,406)    $       (971)   $    (1,322)
                                       =======================================================================================
Share activity:
Shares sold........................        838,305      1,986,252          260,445       482,073      500,153,940    746,407,569
Reinvestment of dividends..........        449,006        914,259           85,085       175,851       17,557,934     30,963,908
Shares redeemed....................     (1,865,155)    (2,748,350)        (359,520)     (655,486)    (450,092,233)   (652,583,762)
                                       ---------------------------------------------------------------------------------------
Net increase (decrease) in number
of shares..........................       (577,844)       152,161          (13,990)        2,438       67,619,641    124,787,715
                                       =======================================================================================

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                              Financial Highlights

                                              Six months
                                            ended April 30,                         NATIONWIDE(R) GROWTH FUND
                                                 1997                                Years ended October 31,
                                              (Unaudited)          1996          1995          1994          1993          1992
NET ASSET VALUE--BEGINNING OF PERIOD          $     13.34        $  13.22      $  11.35      $  11.14      $   9.94      $   9.57
Net investment income                                0.07            0.16          0.21          0.09          0.17          0.20
Net realized gain (loss) and unrealized
 appreciation (depreciation)                         1.36            1.36          2.10          0.53          1.41          0.46
                                                ---------------------------------------------------------------------------------
Total from investment operations                     1.43            1.52          2.31          0.62          1.58          0.66
Dividends from net investment income                (0.07)          (0.16)        (0.20)        (0.19)        (0.17)        (0.20)
Distributions from net realized gain from
 investment transactions                            (0.94)          (1.24)        (0.24)        (0.22)        (0.21)        (0.09)
                                                ---------------------------------------------------------------------------------
Total distributions                                 (1.01)          (1.40)        (0.44)        (0.41)        (0.38)        (0.29)
                                                ---------------------------------------------------------------------------------
Net increase in net asset value                      0.42            0.12          1.87          0.21          1.20          0.37
                                                ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                $     13.76        $  13.34      $  13.22      $  11.35      $  11.14      $   9.94
                                                =================================================================================
Total Return (excluding sales charges)              10.91%          12.36%        21.01%         5.73%        16.16%         6.94%
Net Assets, End of Period (000)               $   695,844        $655,616      $582,927      $464,715      $411,853      $330,950
Ratio of expenses to average net assets*             0.63%           0.64%         0.66%         0.68%         0.68%         0.65%
Ratio of net investment income to average
 net assets*                                         1.02%           1.20%         1.66%         1.71%         1.63%         1.97%
Portfolio turnover                                  20.44%          25.61%        27.10%        14.50%        10.20%        13.10%
Average commission rate paid**                       4.7768c         5.3923c         --            --            --            --

                                              Six months
                                            ended April 30,                             NATIONWIDE(R) FUND
                                                 1997                                Years ended October 31,
                                              (Unaudited)          1996          1995          1994          1993          1992
NET ASSET VALUE--BEGINNING OF PERIOD          $     20.41        $  17.35      $  16.12      $  16.55      $  16.31      $  15.77
Net investment income                                0.16            0.36          0.31          0.37          0.31          0.37
Net realized gain (loss) and unrealized
 appreciation (depreciation)                         2.95            3.98          2.49          0.41          0.67          0.98
                                                ---------------------------------------------------------------------------------
Total from investment operations                     3.11            4.34          2.80          0.78          0.98          1.35
Dividends from net investment income                (0.16)          (0.35)        (0.31)        (0.36)        (0.33)        (0.36)
Distributions from net realized gain from
 investment transactions                            (1.20)          (0.93)        (1.26)        (0.85)        (0.41)        (0.45)
                                                ---------------------------------------------------------------------------------
Total distributions                                 (1.36)          (1.28)        (1.57)        (1.21)        (0.74)        (0.81)
                                                ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value                                               1.75            3.06          1.23         (0.43)         0.24          0.54
                                                ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                $     22.16        $  20.41      $  17.35      $  16.12      $  16.55      $  16.31
                                                =================================================================================
Total Return (excluding sales charges)              16.21%          26.11%        19.24%         4.88%         6.16%         8.68%
Net Assets, End of Period (000)               $ 1,122,254        $958,590      $795,666      $706,674      $753,239      $726,012
Ratio of expenses to average net assets*             0.60%           0.61%         0.63%         0.63%         0.62%         0.61%
Ratio of net investment income to average
 net assets*                                         1.56%           1.89%         1.95%         2.26%         1.96%         2.32%
Portfolio turnover                                   8.65%          16.71%        16.50%        15.40%        25.80%        12.80%
Average commission rate paid**                       5.8161c         5.9393c         --            --            --            --
------------------------
 * Ratios are annualized for periods of
 less than one year. Total return is not
 annualized.
** Represents the total amount of
   commissions paid in portfolio equity
   transactions divided by the total
   number of shares purchased and sold by
   the Fund for which commissions were
   charged.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                              Financial Highlights

                                              Six months                                  NATIONWIDE(R)
                                            ended April 30,                                 BOND FUND
                                                 1997                                Years ended October 31,
                                              (Unaudited)          1996          1995          1994          1993          1992
NET ASSET VALUE--BEGINNING OF PERIOD           $    9.34         $   9.50      $   8.46      $  10.07      $   9.58      $   9.46
Net investment income                               0.30             0.61          0.63          0.60          0.74          0.76
Net realized gain (loss) and unrealized
appreciation (depreciation)                        (0.22)           (0.15)         1.04         (1.56)         0.52          0.23
                                                ---------------------------------------------------------------------------------
Total from investment operations                    0.08             0.46          1.67         (0.96)         1.26          0.99
Dividends from net investment income               (0.30)           (0.62)        (0.63)        (0.65)        (0.77)        (0.85)
Tax return of capital                                 --               --            --            --            --         (0.02)
                                                ---------------------------------------------------------------------------------
Total distributions                                (0.30)           (0.62)        (0.63)        (0.65)        (0.77)        (0.87)
                                                ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
value                                              (0.22)           (0.16)         1.04         (1.61)         0.49          0.12
                                                ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                 $    9.12         $   9.34      $   9.50      $   8.46      $  10.07      $   9.58
                                                =================================================================================
Total Return (excluding sales charges)              0.90%            5.05%        20.41%        (9.81%)       13.61%        10.85%
Net Assets, End of Period (000)                $ 123,224         $133,253      $133,633      $124,455      $151,090      $ 90,187
Ratio of expenses to average net assets             0.70%*           0.70%         0.71%         0.71%         0.68%         0.65%
Ratio of net investment income to average
net assets                                          6.62%*           6.60%         7.04%         7.11%         7.63%         8.63%
Portfolio turnover                                 15.25%           38.95%        70.40%        58.00%        68.50%       100.80%

                                              Six months                                NATIONWIDE(R) TAX-
                                            ended April 30,                              FREE INCOME FUND
                                                 1997                                Years ended October 31,
                                              (Unaudited)          1996          1995          1994          1993          1992

NET ASSET VALUE--BEGINNING OF PERIOD           $   10.24         $  10.22      $   9.40      $  10.95      $   9.94      $   9.81
Net investment income                               0.25             0.51          0.51          0.53          0.54          0.56
Net realized gain (loss) and unrealized
appreciation (depreciation)                        (0.09)            0.02          0.84         (1.45)         1.10          0.13
                                                ---------------------------------------------------------------------------------
Total from investment operations                    0.16             0.53          1.35         (0.92)         1.64          0.69
Dividends from net investment income               (0.25)           (0.51)        (0.53)        (0.51)        (0.54)        (0.56)
Distributions from net realized gain from
investment transactions                               --               --            --         (0.12)        (0.09)           --
                                                ---------------------------------------------------------------------------------
Total distributions                                (0.25)           (0.51)        (0.53)        (0.63)        (0.63)        (0.56)
                                                ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
value                                              (0.09)            0.02          0.82         (1.55)         1.01          0.13
                                                ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                 $   10.15         $  10.24      $  10.22      $   9.40      $  10.95      $   9.94
                                                =================================================================================
Total Return                                        1.59%            5.31%        14.66%        (8.74%)       16.97%         7.18%
Net Assets, End of Period (000)                $ 256,357         $264,642      $262,484      $241,097      $253,042      $170,650
Ratio of expenses to average net assets             0.96%*           0.96%         0.98%         0.99%         0.98%         0.98%
Ratio of expenses to average net assets**           1.11%*           1.11%         1.13%         1.14%         1.13%         1.13%
Ratio of net investment income to average
net assets                                          4.98%*           4.98%         5.20%         5.02%         5.07%         5.62%
Ratio of net investment income to average
net assets**                                        4.83%*           4.83%         5.05%         4.87%         4.92%         5.47%
Portfolio turnover                                 20.20%           24.15%        31.70%        59.20%        28.40%        69.80%
------------------------
 * Ratios are annualized for periods of
   less than one year. Total return is
   not annualized.
** Ratios calculated as if no expenses
   were waived.

See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                              Financial Highlights

                                                                                          NATIONWIDE(R)
                                             Six months                              U.S. GOV'T INCOME FUND
                                           ended April 30,                                                            Period from
                                                1997                         Years ended October 31,                  2/10/92***
                                             (Unaudited)          1996          1995          1994          1993      to 10/31/92
NET ASSET VALUE--BEGINNING OF PERIOD          $   10.04         $  10.12      $   9.22      $  10.26      $   9.97     $   10.00
Net investment income                              0.29             0.59          0.59          0.54          0.53          0.46
Net realized gain (loss) and unrealized
 appreciation (depreciation)                      (0.13)           (0.08)         0.89         (0.96)         0.45         (0.03)
                                               ---------------------------------------------------------------------------------
Total from investment operations                   0.16             0.51          1.48         (0.42)         0.98          0.43
Dividends from net investment income              (0.29)           (0.58)        (0.58)        (0.55)        (0.53)        (0.46)
In excess of net investment income                                 (0.01)           --            --            --            --
Distributions from net realized gain
 from investment transactions                        --               --            --         (0.07)        (0.16)           --
                                               ---------------------------------------------------------------------------------
Total distributions                               (0.29)           (0.59)        (0.58)        (0.62)        (0.69)        (0.46)
                                               ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value                                            (0.13)           (0.08)         0.90         (1.04)         0.29         (0.03)
                                               ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                $    9.91         $  10.04      $  10.12      $   9.22      $  10.26     $    9.97
                                               =================================================================================
Total Return                                       1.63%            5.28%        16.47%        (4.20%)       10.15%         7.26%*
Net Assets, End of Period (000)               $  38,851         $ 39,497      $ 39,777      $ 37,749      $ 38,452     $  18,211
Ratio of expenses to average net assets            1.07%*           1.06%         1.08%         1.09%         1.10%         1.00%*
Ratio of expenses to average net
 assets**                                          1.22%*           1.21%         1.23%         1.24%         1.25%         1.17%*
Ratio of net investment income to
 average net assets                                5.90%*           5.86%         5.92%         5.62%         5.12%         6.38%*
Ratio of net investment income to
 average net assets**                              5.75%*           5.71%         5.77%         5.47%         4.97%         6.21%*
Portfolio turnover                                 0.00%            9.30%        25.40%        67.50%        99.00%       157.40%

                                             Six months                                   NATIONWIDE(R)
                                           ended April 30,                              MONEY MARKET FUND
                                                1997                                 Years ended October 31,
                                             (Unaudited)          1996          1995          1994          1993         1992
NET ASSET VALUE--BEGINNING OF PERIOD          $    1.00         $   1.00      $   1.00      $   1.00      $   1.00     $    1.00
Net investment income                              0.02             0.05          0.05          0.03          0.03          0.03
Dividends from net investment income              (0.02)           (0.05)        (0.05)        (0.03)        (0.03)        (0.03)
                                               ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
 value                                               --               --            --            --            --            --
                                               ---------------------------------------------------------------------------------
NET ASSET VALUE--END OF PERIOD                $    1.00         $   1.00      $   1.00      $   1.00      $   1.00     $    1.00
                                               =================================================================================
Total Return                                       2.44%            5.05%         5.46%         3.34%         2.60%         3.53%
Net Assets, End of Period (000)               $ 797,120         $729,500      $604,711      $491,737      $418,615     $ 488,998
Ratio of expenses to average net assets            0.58%*           0.60%         0.62%         0.65%         0.70%         0.71%
Ratio of expenses to average net
 assets**                                          0.63%*           0.65%         0.67%         0.70%         0.73%         0.71%
Ratio of net investment income to
 average net assets                                4.88%*           4.93%         5.34%         3.33%         2.57%         3.50%
Ratio of net investment income to
 average net assets**                              4.83%*           4.88%         5.29%         3.28%         2.54%         3.50%

------------------------

 * Ratios are annualized for periods of less than one year. Total return is not annualized.
 ** Ratios calculated as if no expenses were waived.
*** Commencement of operations.
See accompanying notes to financial statements.

  Nationwide(R) Family of Funds

                         Notes To Financial Statements
                                                      April 30, 1997 (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nationwide Investing Foundation (NIF) and Nationwide Investing Foundation II (NIF-II) are diversified, open-end management investment companies. NIF was created under the laws of Michigan by an Indenture of Trust, dated May 5, 1933. NIF-II was created under the laws of Massachusetts as a Massachusetts Business Trust on October 5, 1985. The Trusts, which are registered under the Investment Company Act of 1940, as amended, offer shares in six separate mutual funds.

  (A) SECURITY VALUATION
      (1) Growth, Fund, Bond, Tax-Free Income, and U.S. Government Income Funds:
          Securities traded on a national securities exchange are valued at the last sale price on the principal exchange, or if the securities are traded only in the over-the-counter market, they are valued at the last quoted sale price, or if there is no sale, at the quoted bid prices. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures authorized by the Boards of Trustees.

      (2) Money Market Fund:
          Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940 as amended.

      The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
      Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro rata amortization of premium or discount.

  (C) FEDERAL INCOME TAXES
      NIF and NIF-II qualify as regulated investment companies under the Internal Revenue Code during the periods covered by the accompanying statements. No provision has been made for federal income taxes as it is the intention to continue such qualification and to distribute all taxable income to shareholders. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Trusts.

      As of October 31, 1996, the Nationwide Bond, Tax-Free Income, and U.S. Government Income Funds had net capital loss carry forwards in the amounts of $9,525,283, $3,251,345, and $401,674, respectively. The Bond Fund carry forwards will expire within 5 to 8 years, the Tax-Free Income Fund carry forwards will expire within 7 years, and the U.S. Government Income Fund carry forwards will expire within 6 years.

  (D) DIVIDENDS TO SHAREHOLDERS

      (1) Growth and Fund:
          Dividends are paid quarterly and are recorded on the ex-dividend date.

      (2) Bond, Tax-Free Income, U.S. Government Income, and Money Market Funds:
          Dividends are declared daily and paid monthly from net investment income.

     Distributable net realized capital gains are declared and distributed at least annually for all funds.

     Dividends and distributions to shareholders are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital. These reclassifications have no effect upon the net asset value of the respective funds.

     Accordingly, as of April 30, 1997, undistributed net investment income and capital paid in excess of par value have been adjusted by the following amounts:

                                                     CAPITAL PAID IN
                                 UNDISTRIBUTED NET      EXCESS OF
                                 INVESTMENT INCOME      PAR VALUE
      Tax Free Income Fund.....      $ (11,029)          $11,029
      U.S. Government Income
        Fund...................        (34,406)           34,406

  (E) EXPENSES
      Direct expenses of a fund are allocated to that fund. General expenses of the Trusts are allocated to the funds based upon each fund's relative average net assets.

  (F) USE OF ESTIMATES
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

  Nationwide(R) Family of Funds

                         Notes To Financial Statements
                                                      April 30, 1997 (Unaudited)

2. TRANSACTIONS WITH AFFILIATES

  (A) GROWTH, FUND, BOND, AND MONEY MARKET FUNDS
      As investment manager for the NIF Funds, Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), an affiliated company, earns an annual fee of .5% based on the average daily net assets; this fee would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

      The investment manager voluntarily waived annual fees totaling .05% of average daily net assets in the Money Market Fund for the six months ended April 30, 1997, or $188,038 representing $.0005 per average share outstanding.

      NAS also receives fees from sales charges for services as principal underwriter. Such fees are deducted from and are not included in proceeds from sales of capital shares. From such fees, NAS pays sales commissions, salaries, and other expenses. Such fees aggregated $440,338 on Growth Fund shares, $851,401 on Fund shares, and $55,692 on Bond Fund shares for the six months ended April 30, 1997.

  (B) TAX-FREE INCOME, AND U.S. GOVERNMENT INCOME FUNDS
      As investment manager for each NIF-II Fund, NAS earns an annual fee based on average daily net assets of each Fund at the rate of .65% on the first $250 million, .60% on the next $250 million, .55% on the next $250 million, and .50% on the average daily net assets in excess of $750 million. Total annual expenses will not exceed the limits prescribed by any state in which the Fund shares are offered for sale. Such limitation did not affect the management fees for the six months ended April 30, 1997.

      NAS may also receive fees on the NIF-II Funds for distribution pursuant to a Rule 12b-1 Distribution Plan approved by the Board of Trustees. These fees are based on average daily net assets of each Fund at an annual rate of .35%. During the six months ended April 30, 1997, each Fund paid distribution fees at the annual rate of .20% of average daily net assets, with the distributor voluntarily waiving the remaining .15%. During the six months ended April 30, 1997, NAS waived $195,068 and $28,934 for the Tax-Free Income and U.S. Government Income Funds, respectively, representing $.015 per average share outstanding for each fund.

      NAS also receives fees for services as principal underwriter. Such fees are contingent deferred sales charges for the NIF-II Funds ranging from 5% to 1% imposed on redemptions which cause the current value of an account to fall below the total purchase payments made during the past five years. Contingent deferred sales charges aggregated $93,797 on the Tax-Free Income Fund shares and $13,312 on the U.S. Government Income Fund shares for the six months ended April 30, 1997.

      A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Funds.

3. BANK LOANS

Both NIF and NIF II Trusts have unsecured bank lines of credit of $25,000,000 each. Borrowings under these arrangements bear interest at the federal funds rate plus .50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government and short-term securities), and purchases and sales of U.S. Government Obligations for the six months ended April 30, 1997, are summarized as follows:

                                                          U.S. GOVERNMENT
                              SECURITIES                    OBLIGATIONS
                       PURCHASES        SALES        PURCHASES        SALES
Growth..............  $132,654,716   $132,186,433   $ 62,286,981   $ 85,938,756
Fund................    99,566,411     88,978,351             --             --
Bond................    18,682,276     42,447,882             --      1,035,625
Tax-Free Income.....    52,420,204     55,366,873             --             --
U.S. Gov't.
 Income.............        94,328        259,438             --             --
Money Market........            --             --     35,860,293     16,899,000

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation at April 30, 1997, are the following components:

                          GROSS                 GROSS           NET UNREALIZED
                     UNREALIZED GAINS     UNREALIZED LOSSES      APPRECIATION
Growth...............   $200,215,686        $ (23,337,326)       $176,878,360
Fund.................    497,592,764          (11,130,849)        486,461,915
Bond.................      1,832,072             (964,359)            867,713
Tax-Free Income......      8,119,922             (965,787)          7,154,135
U.S. Gov't. Income...        495,737             (474,108)             21,629

                         Nationwide(R) Family of Funds

Trustees
DIMON R. MCFERSON - Nationwide Investing
  Foundation (NIF) & Nationwide Investing
  Foundation II (NIF II)
Chairman
Columbus, Ohio

DR. JOHN C. BRYANT - NIF & NIF II
Wilmington, Ohio

DR. C. BRENT DEVORE - NIF
Westerville, Ohio

SUE A. DOODY - NIF
Columbus, Ohio

ROBERT M. DUNCAN - NIF & NIF II
Columbus, Ohio

CHARLES L. FUELLGRAF, JR. - NIF
Butler, Pennsylvania

DR. THOMAS J. KERR, IV - NIF & NIF II
Westerville, Ohio

DOUGLAS F. KRIDLER - NIF
Columbus, Ohio

NANCY C. THOMAS - NIF
Louisville, Ohio

HAROLD W. WEIHL - NIF
Bowling Green, Ohio

DAVID C. WETMORE - NIF
Herndon, Virginia

Officers
JAMES F. LAIRD, JR. - Treasurer
RAE M. POLLINA - Secretary
CRAIG A. ALVEY - Assistant Treasurer
CHARLES S. BATH - Assistant Treasurer
CRAIG A. CARVER - Assistant Treasurer
EDWIN P. MCCAUSLAND, JR. - Assistant Treasurer
PETER NECKERMANN - Assistant Treasurer
KAREN R. TACKETT - Assistant Treasurer

Transfer Agent
Nationwide Investors Services, Inc.
Box 1492
Columbus, Ohio 43216-1492

Custodian
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263-0001

Legal Counsel
Druen, Dietrich, Reynolds & Koogler
One Nationwide Plaza
Columbus, Ohio 43215-2220

Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215-2537

Distributor
Nationwide Advisory Services, Inc.
Three Nationwide Plaza
Columbus, Ohio 43215-2220

                      [NATIONWIDE ADVISORY SERVICES, INC. LOGO]


                          NATIONWIDE(R) FAMILY OF FUNDS
                          -----------------------------

TOLL-FREE TELEPHONE ASSISTANCE
General account service and exchanges:
1-800-848-0920

24-HOUR ACCESS TO NAS NOW
1-800-637-0012

NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS OHIO 43215-2220

BULK RATE
U.S. POSTAGE
PAID
CLEVELAND, OHIO
PERMIT NO. 1702


April 1997
SEMI-ANNUAL REPORT

HS-401-J (97)